As filed with the Securities and Exchange Commission on April 29, 2003

                                                              File No. 333-69365
                                                               File No. 811-9165

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ X ]

                           Pre-Effective Amendment No.                    [   ]

                         Post-Effective Amendment No. 9                   [ X ]

                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ X ]

                                Amendment No. 11                          [ X ]

                            KELMOORE STRATEGIC TRUST
               (Exact Name of Registrant as Specified on Charter)

                        2471 E. Bayshore Road, Suite 501
                           Palo Alto, California 94303
          (Address of Principal Executive Offices, including Zip Code)

                                 (800) 486-3717
                         (Registrant's Telephone Number)

                            Matthew Kelmon, President
                            Kelmoore Strategic Trust
                        2471 E. Bayshore Road, Suite 501
                           Palo Alto, California 94303
           (Name and Address of Agent for Service, including Zip Code)

                                   Copies to:

                           Catherine S. Wooledge, Esq.
                        Sutherland, Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2415

It is proposed that this filing will become effective (check appropriate box).

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
     [ ] on (date)pursuant to paragraph (b) of Rule 485
     [X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

                         The Kelmoore Strategy(R) Funds




                                    [Graphic]
























                                   Prospectus

                            Kelmoore Strategy(R) Fund
                         Kelmoore Strategy(R) Eagle Fund
                        Kelmoore Strategy(R) Liberty Fund
                                 ---------------

                                  JUNE 27, 2003

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                          Contents


WHAT ARE THE FUNDS?                                                                                              4
----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) FUND                                                                                        4
----------------------------------------------------------------------------------------------------------------------
                                        What is the Kelmoore Strategy(R)Fund's Primary Goal?                     4
                                        What is the Kelmoore Strategy(R)Fund's Main Strategy?                    4
                                        What are the Kelmoore Strategy(R)Fund's Main Risks?                      5
                                        Who may want to invest in the Kelmoore Strategy(R)Fund?                  6
KELMOORE STRATEGY(R) EAGLE FUND                                                                                  6
----------------------------------------------------------------------------------------------------------------------
                                        What is the Kelmoore Strategy(R)Eagle Fund's Primary Goal?               6
                                        What is the Kelmoore Strategy(R)Eagle Fund's Main Strategy?              6
                                        What are the Kelmoore Strategy(R)Eagle Fund's Main Risks?                7
                                        Who may want to invest in the Kelmoore Strategy(R)Eagle Fund?            8
KELMOORE STRATEGY(R) LIBERTY FUND                                                                                8
----------------------------------------------------------------------------------------------------------------------
                                        What is the Kelmoore Strategy(R)Liberty Fund's Primary Goal?             8
                                        What is the Kelmoore Strategy(R)Liberty Fund's Main Strategy?            8
                                        What are the Kelmoore Strategy(R)Liberty Fund's Main Risks?              9
                                        Who may want to invest in the Kelmoore Strategy(R)Liberty Fund?         10
RISK/RETURN BAR CHARTS AND TABLES                                                                               11
----------------------------------------------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUNDS                                                                                  14
----------------------------------------------------------------------------------------------------------------------
                                        Shareholder Fees                                                        14
                                        Annual Fund Operating Expenses                                          14
                                        Example                                                                 15
MAIN STRATEGY                                                                                                   15
----------------------------------------------------------------------------------------------------------------------
MAIN RISKS                                                                                                      17
----------------------------------------------------------------------------------------------------------------------
SECONDARY STRATEGY                                                                                              19
----------------------------------------------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS                                                                                         20
----------------------------------------------------------------------------------------------------------------------
                                        Investment Advisor                                                      20
                                        Portfolio Manager                                                       20
                                        Brokerage Commissions                                                   21
YOUR INVESTMENT                                                                                                 21
----------------------------------------------------------------------------------------------------------------------
                                        How to Buy Shares                                                       21
                                        How to Sell Shares                                                      26


TRANSACTION POLICIES                                                                                            28
----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER SERVICES                                                                                            29
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES                                                                                         30
----------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                                                            32
----------------------------------------------------------------------------------------------------------------------
PRIVACY NOTICE                                                                                                  36
----------------------------------------------------------------------------------------------------------------------
FOR MORE INFORMATION                                                                                            38
----------------------------------------------------------------------------------------------------------------------

                                        Shareholder Reports                                                     38
                                        Statement of Additional Information                                     38

SUMMARY

WHAT ARE THE FUNDS?

         The Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund (each a "Fund" and collectively the "Funds") are each "non-diversified" series of Kelmoore Strategic Trust, an open-end management investment company, commonly known as a mutual fund. Each Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, (the "1940 Act"), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

KELMOORE STRATEGY(R) FUND

WHAT IS THE KELMOORE STRATEGY(R) FUND'S PRIMARY GOAL?

         The Fund's primary goal is to maximize realized gains from writing covered call options on common stocks. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

WHAT IS THE KELMOORE STRATEGY(R) FUND'S MAIN STRATEGY?

         The main strategy of the Kelmoore Strategy(R) Fund is to purchase the common stocks of a limited number of large cap companies with market capitalizations in excess of $10 billion and strong financial fundamentals and to continually sell or "write" related covered call options against substantially all the shares of stock it owns. The Fund consists primarily of large cap leaders in Financial Services, Consumer Goods, Manufacturing, Natural Resources and Technology.

         When the Fund purchases a stock, it simultaneously writes covered call options on the stock. The options written by the Fund are considered "covered" because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.

         To maximize option premiums generated, Kelmoore Investment Company, Inc. (the "Advisor") writes as many covered call options as it can on the stocks the Fund owns. The Advisor writes options of a duration and exercise price that seeks to provide the Fund with the highest expected return.

         The Advisor may seek to protect or "hedge" the Fund's portfolio against a decline in the value of the stocks the Fund owns by acquiring put options. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The value of put options generally increase as stock prices decrease. The combination of the Fund's stock portfolio, the steady cash flow from the sale of covered call options and the downside protection of the put options is designed to provide the Fund with fairly consistent total return over a range of equity market environments. The Fund typically holds no more than forty common stocks, though this number may fluctuate at the discretion of the Advisor. The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $10 billion and tend to have most of the following characteristics:

         o     considered to be industry leaders

         o     have strong financial fundamentals

         o     are widely-held and have a high daily trading volume

         o     are multi-national corporations

WHAT ARE THE KELMOORE STRATEGY(R) FUND'S MAIN RISKS?

         As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, will fluctuate. If the net asset value of your shares declines below the price you paid in excess of distributions received, you will lose money. The performance of the Fund may also vary substantially from year to year. The principal risks associated with an investment in the Fund include:

         RISKS OF INVESTING IN STOCKS:

         o the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than diversified funds. An investment in the Fund could go up and down in value more than an investment in a diversified fund

         o stock market risk, or the risk that the price of the securities owned by the Fund may fall due to changing economic, political or market conditions

         o selection risk, or the risk that the stocks or sectors owned by the Fund may underperform the stock market as a whole or certain sectors of the stock market

         o     risk of reduction in the amount of dividends a stock pays

         o financial services industry risks, including the risk that government regulation, the cost of capital funds, changes in interest rates and price competition may reduce the value of an issuer's stock

         o consumer goods industry risks, including the risk that government regulation, the performance of the overall economy, interest rates, competition, consumer confidence and spending and changes in demographics and consumer tastes may reduce the value of an issuer's stock

         o manufacturing industry risks, including the risk that economic cycles, technical obsolescence, labor relations and government regulation may reduce the value of an issuer's stock

         o natural resources industry risks, including the risk that international political and economic developments, energy conservation, the success of exploration projects and tax and other government regulation may reduce the value of an issuer's stock

         o technology industry risks, including the risk that government regulation and new products, systems or information may be developed and introduced to the marketplace substantially reducing the value of an issuer's stock

         RISKS OF WRITING COVERED CALL OPTIONS:

         o     risk of limiting gains on stocks in a rising market

         o     risk of unanticipated exercise of the option

         o     lack of liquid options market

         o     decreases in option premiums

         OTHER RISKS:

         o lack of liquidity in connection with purchases and sales of portfolio securities

         o     relatively higher cost of options trades

         o     forced liquidation of securities underlying written options

         o     loss of part or all of your money invested in the Fund

         o loss of premium related to the purchase of a put option if the option expires out of the money

WHO MAY WANT TO INVEST IN THE KELMOORE STRATEGY(R) FUND?

         Kelmoore Strategy(R) Fund may be appropriate for you if you:

         o are seeking to maximize ordinary income in the form of dividends for cash flow purposes and are willing to assume more risk to increase the level of those dividends

         o are prepared to receive taxable income distributions in connection with maximizing ordinary income

         o can accept the risks of investing in a portfolio of common stocks and their related options

         o are seeking a disciplined and continual reinvestment of premiums generated from writing options

         o can tolerate performance which can vary substantially from year to year

         o     have a longer-term investment horizon

          You should NOT invest in the Fund if you are seeking capital appreciation or predictable levels of income or are investing for a short period of time.

KELMOORE STRATEGY(R) EAGLE FUND

WHAT IS THE KELMOORE STRATEGY(R) EAGLE FUND'S PRIMARY GOAL?

         The Fund's primary goal is to maximize realized gains from writing covered call options on common stocks. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

WHAT IS THE KELMOORE STRATEGY(R) EAGLE FUND'S MAIN STRATEGY?

         The main strategy of the Kelmoore Strategy(R) Eagle Fund is to purchase the common stocks of a limited number of mid and large cap companies with market capitalizations in excess of $1 billion and strong financial fundamentals and to continually sell or "write" related covered call options against substantially all the shares of stock it owns. The Fund consists primarily of mid and large cap leaders in Technology, Communications and Financial Services. In addition, the Fund may from time to time purchase a mid or large cap stock not in the market sectors noted above if particularly attractive options may be sold against the stock.

         When the Fund purchases a stock, it simultaneously writes covered call options on the stock. The options written by the Fund are considered "covered" because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.

         To maximize option premiums generated, the Advisor writes as many covered call options as it can on the stocks the Fund owns. The Advisor writes options of a duration and exercise price that seeks to provide the Fund with the highest expected return.

         The Advisor may seek to protect or "hedge" the Fund's portfolio against a decline in the value of the stocks the Fund owns by acquiring put options. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The value of put options generally increase as stock prices decrease. The combination of the Fund's stock portfolio, the steady cash flow from the sale of covered call options and the downside protection of the put options is designed to provide the Fund with fairly consistent total return over a range of equity market environments.

         The Fund typically holds between 30 and 50 common stocks, though this number may fluctuate at the discretion of the Advisor. The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $1 billion and tend to have most of the following characteristics:

         o considered to be leading edge companies that offer new or superior products or services

         o     have a commanding marketing position

         o     are widely-held and have a high daily trading volume

         o     have strong financial fundamentals

         o have a higher volatility than the stocks selected by the Kelmoore Strategy(R) Fund

WHAT ARE THE KELMOORE STRATEGY(R) EAGLE FUND'S MAIN RISKS?

         As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, will fluctuate. If the net asset value of your shares declines below the price you paid in excess of distributions received, you will lose money. The performance of the Fund may also vary substantially from year to year. The principal risks associated with an investment in the Fund include:

RISKS OF INVESTING IN STOCKS:

         o the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than diversified funds. An investment in the Fund could go up and down in value more than an investment in a diversified fund

         o enhanced stock market risk, or the risk that the price of the securities owned by the Fund may fall due to changing economic, political or market conditions

         o enhanced selection risk, or the risk that the stocks or sectors owned by the Fund may substantially underperform the stock market as a whole or certain sectors of the stock market

         o mid-cap risk, or the risk that returns from mid cap stocks selected by the Fund may underperform the stock market as a whole or certain sectors of the stock market, since mid cap stocks have historically been more volatile in price than large cap stocks

         o financial risk, or the risk that the stock issuer may file bankruptcy proceedings or be acquired on unfavorable terms to the stockholders

         o technology industry risks, including the risk that government regulation and new products, systems or information may be developed and introduced to the marketplace substantially reducing the value of an issuer's stock

         o communications industry risks, including the risk that government regulation, failure to obtain or delays in obtaining financing, regulatory approvals, intense competition, product compatibility, consumer preferences and rapid obsolescence may reduce the value of an issuer's stock

         o financial services industry risks, including the risk that government regulation, the cost of capital funds, changes in interest rates and price competition may reduce the value of an issuer's stock

         RISKS OF WRITING COVERED CALL OPTIONS:

         o     risk of limiting gains on stocks in a rising market

         o     risk of unanticipated exercise of the option

         o     lack of liquid options market

         o     decreases in option premiums

         OTHER RISKS:

         o lack of liquidity in connection with purchases and sales of portfolio securities

         o     relatively higher cost of options trades

         o     forced liquidation of securities underlying the written options

         o     loss of part or all of your money invested in the Fund

         o loss of premium related to the purchase of a put option if the option expires out of the money

WHO MAY WANT TO INVEST IN THE KELMOORE STRATEGY(R) EAGLE FUND?

         Kelmoore Strategy(R) Eagle Fund may be appropriate for you if you:

         o are seeking to maximize ordinary income in the form of dividends for cash flow purposes and are willing to assume more risk to increase the level of those dividends

         o are prepared to receive taxable income distributions in connection with maximizing ordinary income

         o can accept the risks of investing in a portfolio of common stocks and their related options

         o are seeking a disciplined and continual reinvestment of premiums generated from writing options

         o can tolerate performance which can vary substantially from year to year

         o can accept wide variation in the value of the Fund's shares which could cause a capital loss upon redemption of shares

         o     have a longer-term investment horizon

         You should NOT invest in this Fund if you are seeking capital appreciation or predictable levels of income or are investing for a short period of time.

KELMOORE STRATEGY(R) LIBERTY FUND

WHAT IS THE KELMOORE STRATEGY(R) LIBERTY FUND'S PRIMARY GOAL?

         The Fund's primary goal is to maximize realized gains from writing covered call options on common stocks. The Fund's secondary objective is capital preservation. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

WHAT IS THE KELMOORE STRATEGY(R) LIBERTY FUND'S MAIN STRATEGY?

         The main strategy of the Kelmoore Strategy(R) Liberty Fund is to purchase the common stocks of large companies with market capitalizations in excess of $10 billion and strong financial fundamentals and to continually sell or "write" related covered call options against substantially all the shares of stock it owns. The Fund consists primarily of large cap leaders in Financial Services, Consumer Goods, Manufacturing, Natural Resources and Technology.

         When the Fund purchases a stock, it simultaneously writes covered call options on the stock. The options written by the Fund are considered "covered" because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.

         To maximize option premiums generated, the Advisor writes as many covered call options as it can on the stocks the Fund owns. The Advisor writes options of a duration and exercise price that seeks to provide the Fund with the highest expected return.

         The Advisor also seeks to protect or "hedge" the Fund's portfolio against a decline in the value of the stocks the Fund owns by acquiring put options. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The value of put options generally increase as stock prices decrease. The combination of the Fund's stock portfolio, the steady cash flow from the sale of covered call options and the downside protection of the put options is designed to provide the Fund with fairly consistent total returns over a range of equity market environments. The Advisor currently intends to invest approximately 50% of the premiums generated from covered call option writing in put options, but may devote more or less of the Fund's assets in its sole discretion.

         The Fund typically holds no more than one hundred common stocks, though this number may fluctuate at the discretion of the Advisor. The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $10 billion and tend to have most of the following characteristics:

         o     considered to be industry leaders

         o     are widely-held and have a high daily trading volume

         o     have strong financial fundamentals

         o have a lower volatility than the stocks selected by the Kelmoore Strategy(R) Fund and the Kelmoore Strategy(R) Eagle Fund

WHAT ARE THE KELMOORE STRATEGY(R) LIBERTY FUND'S MAIN RISKS?

         As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, will fluctuate. If the net asset value of your shares declines below the price you paid in excess of distributions received, you will lose money. The performance of the Fund may also vary substantially from year to year. The principal risks associated with an investment in the Fund include:

         RISKS OF INVESTING IN STOCKS:

         o the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than diversified funds. An investment in the Fund could go up and down in value more than an investment in a diversified fund

         o stock market risk, or the risk that the price of the securities owned by the Fund may fall due to changing economic, political or market conditions

         o selection risk, or the risk that the stocks or sectors owned by the Fund may underperform the stock market as a whole or certain sectors of the stock market

         o     risk of reduction in the amount of dividends a stock pays

         o financial services industry risks, including the risk that government regulation, the cost of capital funds, changes in interest rates and price competition may reduce the value of an issuer's stock


         o consumer goods industry risks, including the risk that government regulation, the performance of the overall economy, interest rates, competition, consumer confidence and spending and changes in demographics and consumer tastes may reduce the value of an issuer's stock


         o manufacturing industry risks, including the risk that economic cycles, technical obsolescence, labor relations and government regulation may reduce the value of an issuer's stock


         o natural resources industry risks, including the risk that international political and economic developments, energy conservation, the success of exploration projects and tax and other government regulation may reduce the value of an issuer's stock


         o technology industry risks, including the risk that government regulation and new products, systems or information may be developed and introduced to the marketplace substantially reducing the value of an issuer's stock

         RISKS OF WRITING COVERED CALL OPTIONS:

         o     risk of limiting gains on stocks in a rising market

         o     risk of unanticipated exercise of the option

         o     lack of liquid options market

         o     decreases in option premiums

         OTHER RISKS:

         o lack of liquidity in connection with purchases and sales of portfolio securities

         o     relatively higher cost of options trades

         o     forced liquidation of securities underlying written options

         o loss of premium related to the purchase of a put option if the option expires out of the money

         o     loss of part or all of your money invested in the Fund

WHO MAY WANT TO INVEST IN THE KELMOORE STRATEGY(R) LIBERTY FUND?

         Kelmoore Strategy(R) Liberty Fund may be appropriate for you if you:

         o are seeking to maximize ordinary income in the form of dividends for cash flow purposes and are willing to assume more risk to increase the level of those dividends

         o are prepared to receive taxable income distributions in connection with maximizing ordinary income

         o can accept the risks of investing in a portfolio of common stocks and their related options

         o are seeking a disciplined and continual reinvestment of premiums generated from writing options

         o can tolerate performance which can vary substantially from year to year

         o     have a longer-term investment horizon

         You should NOT invest in this Fund if you are seeking capital appreciation or predictable levels of income or are investing for a short period of time.

RISK/RETURN BAR CHARTS AND TABLES

         The bar charts and tables that follow provide an indication of the risks of investing in the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund by showing changes in each Fund's performance from year to year (since each Fund commenced operations), and by showing how each Fund's average annual returns for one-year and for the life of the Fund compare to those of certain broad based benchmarks. Fee waivers and expense reimbursements that were applicable during the indicated periods are reflected in both the bar charts and the tables. Without those fee waivers and expense reimbursements, each Fund's performance would have been lower. Sales loads and account fees are not reflected in the bar charts; if they were, returns would be less than shown. The figures in the tables assume reinvestment of all dividends and distributions. The performance calculations in the tables reflect the deduction of the maximum sales charges and annual Fund operating expenses. How a Fund has performed in the past is not necessarily an indication of how it will perform in the future.

                            Kelmoore Strategy(R) Fund
                                    Bar Chart
                        (As of 12/31 for Class C shares)

                     -15.08%         -13.74%         -24.69%
                     ---------------------------------------
                      2000            2001            2002

Since inception (May 3, 1999), the highest calendar quarter total return for Class C shares of the Fund was 14.11% (quarter ended December 31, 2002) and the lowest calendar quarter total return was (21.47)% (quarter ended September 30, 2001). The total return of the Class C shares of the Fund for the quarter ended March 31, 2003 was (1.32)%.

                   Average Annual Total Returns as of 12/31/02

                                                                       1 Year        Since Inception
                                                                       ------        ---------------

Kelmoore Strategy(R)Fund - Class A(1) Returns Before Taxes              (28.11)%          (15.66)%
Standard & Poor's 100 Index(2)                                          (22.59)%          (12.82)%
CSFB High Yield Index II(2)                                               3.31%             1.84%
Chicago Board Options Exchange BuyWrite Monthly Index(3)                 (7.64)%           (2.60)%

Kelmoore Strategy(R)Fund -Class C(4) Returns Before Taxes               (24.69)%          (12.71)%
Return After Taxes on Distributions(5,6,7)                              (24.74)%          (15.99)%
Return After Taxes on Distributions and Sale of Fund Shares(5,6,7)      (15.16)%          (10.52)%
Standard & Poor's 100 Index(2)                                          (22.59)%           (9.59)%
CSFB High Yield Index II(2)                                               3.31%             1.74%
Chicago Board Options Exchange BuyWrite Monthly Index(3)                 (7.64)%           (1.13)%


(1) INCEPTION DATE OCTOBER 25, 1999.

(2) THE STANDARD & POOR'S 100 INDEX ("S&P 100") AND CSFB HIGH YIELD INDEX II (FORMERLY THE DLJ HIGH YIELD TOTAL RETURN INDEX) ("CSFB") ARE UNMANAGED INDICES AND THE PERFORMANCE OF AN INDEX ASSUMES NO TRANSACTION COSTS, TAXES, MANAGEMENT FEES OR OTHER EXPENSES. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE. THE CSFB IS PRICED WEEKLY ON THURSDAY, THEREFORE THE PERFORMANCE DOES NOT REPRESENT THE EXACT PERIOD OF THE FUND.

(3) ON AUGUST 8, 2002, THE BOARD OF TRUSTEES OF KELMOORE STRATEGIC TRUST (THE "BOARD") APPROVED A CHANGE IN THE FUND'S BENCHMARKS TO THE CHICAGO BOARD OPTIONS EXCHANGE BUYWRITE MONTHLY INDEX ("CBOE") AND THE S&P 100 SINCE THE CBOE AND THE S&P 100 ARE MORE ACCURATE COMPARISONS FOR THE FUND'S PERFORMANCE. THE CBOE IS AN UNMANAGED INDEX AND THE PERFORMANCE OF AN INDEX ASSUMES NO TRANSACTION COSTS, TAXES, MANAGEMENT FEES OR OTHER EXPENSES. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE.

(4) INCEPTION DATE MAY 3, 1999.

(5) THE FUND OFFERS MORE THAN ONE CLASS OF SHARES. AFTER-TAX RETURNS ARE SHOWN FOR ONLY CLASS C SHARES AND AFTER-TAX RETURNS FOR CLASS A SHARES WILL VARY.

(6) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES.

(7) ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION, MAY DIFFER FROM THOSE SHOWN, AND ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

                         Kelmoore Strategy(R) Eagle Fund
                                    Bar Chart
                        (As of 12/31 for Class C shares)

                             -34.52%         -30.92%
                             -----------------------
                               2001            2002

Since inception (June 29, 2000), the highest calendar quarter total return for Class C shares of the Fund was 38.64% (quarter ended December 31, 2001) and the lowest calendar quarter total return was (39.18)% (quarter ended December 31, 2000). The total return of the Class C shares of the Fund for the quarter ended March 31, 2003 was (1.46)%.

                   Average Annual Total Returns as of 12/31/02

                                                                                   1 Year       Since Inception
                                                                                   ------       ---------------

     Kelmoore Strategy(R)Eagle Fund - Class A(1) Returns Before Taxes                (34.60)%         (41.60)%
     Kelmoore Strategy(R)Eagle Fund - Class C(1) Returns Before Taxes                (30.92)%         (40.61)%
     Return After Taxes on Distributions(2,3,4)                                      (30.98)%         (42.70)%
     Return After Taxes on Distributions and Sale of Fund Shares(2,3,4)              (18.98)%         (29.18)%
     Standard & Poor's 100 Index(5)                                                  (22.59)%         (19.39)%
     NASDAQ Composite Index(5)                                                       (31.26)%         (35.03)%
     Chicago Board Options Exchange BuyWrite Monthly Index(6)                         (7.64)%          (6.94)%

(1) INCEPTION DATE JUNE 29, 2000.

(2) THE FUND OFFERS MORE THAN ONE CLASS OF SHARES. AFTER-TAX RETURNS ARE SHOWN FOR ONLY CLASS C SHARES AND AFTER-TAX RETURNS FOR CLASS A SHARES WILL VARY.

(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES.

(4) ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION, MAY DIFFER FROM THOSE SHOWN, AND ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(5) THE S&P 100 AND NASDAQ COMPOSITE INDEX (THE "NASDAQ") ARE UNMANAGED INDICES AND THE PERFORMANCE OF AN INDEX ASSUMES NO TRANSACTION COSTS, TAXES, MANAGEMENT FEES OR OTHER EXPENSES. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE.

(6) ON AUGUST 8, 2002, THE BOARD APPROVED A CHANGE IN THE FUND'S BENCHMARKS TO THE CBOE AND THE NASDAQ SINCE THE CBOE AND THE NASDAQ ARE MORE ACCURATE COMPARISONS FOR THE FUND'S PERFORMANCE. THE CBOE IS AN UNMANAGED INDEX AND THE PERFORMANCE OF AN INDEX ASSUMES NO TRANSACTION COSTS, TAXES, MANAGEMENT FEES OR OTHER EXPENSES. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE.


                        Kelmoore Strategy(R) Liberty Fund
                                    Bar Chart
                        (As of 12/31 for Class C shares)

                             -10.66%         -23.03%
                             -----------------------
                               2001            2002

Since inception (December 26, 2000), the highest calendar quarter total return for Class C shares of the Fund was 18.45% (quarter ended December 31, 2002) and the lowest calendar quarter total return was (22.58)% (quarter ended June 30, 2002). The total return of the Class C shares of the Fund for the quarter ended March 31, 2003 was (1.89)%.

                   Average Annual Total Returns as of 12/31/02

                                                                                    1 Year        Since Inception
                                                                                    ------        ---------------
     Kelmoore Strategy(R)Liberty Fund - Class A(1) Returns Before Taxes               (26.77)%          (18.75)%
     Kelmoore Strategy(R)Liberty Fund - Class C(1) Returns Before Taxes               (23.03)%          (16.97)%
     Return After Taxes on Distributions(2,3,4)                                       (25.10)%          (19.83)%
     Return After Taxes on Distributions and Sale of Fund Shares(2,3,4)               (14.04)%          (14.38)%
     Standard & Poor's 100 Index(5)                                                   (22.59)%          (18.25)%
     CSFB High Yield Index II(5)                                                        3.31%             4.63%
     Chicago Board Options Exchange BuyWrite Monthly Index(6)                          (7.64)%           (9.27)%

(1) INCEPTION DATE DECEMBER 26, 2000.

(2) THE FUND OFFERS MORE THAN ONE CLASS OF SHARES. AFTER-TAX RETURNS ARE SHOWN FOR ONLY CLASS C SHARES AND AFTER-TAX RETURNS FOR CLASS A SHARES WILL VARY.

(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES.

(4) ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION, MAY DIFFER FROM THOSE SHOWN, AND ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(5) THE S&P 100 AND CSFB ARE UNMANAGED INDICES AND THE PERFORMANCE OF AN INDEX ASSUMES NO TRANSACTION COSTS, TAXES, MANAGEMENT FEES OR OTHER EXPENSES. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE. THE CSFB IS PRICED WEEKLY ON THURSDAY, THEREFORE THE PERFORMANCE DOES NOT REPRESENT THE EXACT PERIOD OF THE FUND.

(6) ON AUGUST 8, 2002, THE BOARD APPROVED A CHANGE IN THE FUND'S BENCHMARKS TO THE CBOE AND THE S&P 100 SINCE THE CBOE AND THE S&P 100 ARE MORE ACCURATE COMPARISONS FOR THE FUND'S PERFORMANCE. THE CBOE IS AN UNMANAGED INDEX AND THE PERFORMANCE OF AN INDEX ASSUMES NO TRANSACTION COSTS, TAXES, MANAGEMENT FEES OR OTHER EXPENSES. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE.

         The investment objective, policies and management of the Kelmoore Strategy(R) Fund and the Kelmoore Strategy(R) Eagle Fund are the same as the Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund, which are available only through the purchase of a variable annuity contract or variable life insurance policy through a separate account of insurance companies and through qualified retirement plans. Notwithstanding the general similarities, the variable annuity funds and the retail funds are separate mutual funds that will have different investment performance, and the retail funds make no representation that their performance will be comparable to any other mutual fund.

FEES AND EXPENSES OF THE FUNDS

         The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                                KELMOORE STRATEGY(R)         KELMOORE STRATEGY(R)
                                                                       FUND                      EAGLE FUND
SHAREHOLDER FEES (fees paid directly from your investment):     Class A      Class C        Class A      Class C
======================================================================================================================
   Maximum Sales Charge (Load) imposed on Purchases (as a
   percentage of offering price)                                5.50%(1)     None           5.50%(1)     None
----------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)                         None         None           None         None
----------------------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) imposed on Reinvested
   Dividends                                                    None         None           None         None
----------------------------------------------------------------------------------------------------------------------
   Redemption Fees (as a percentage of amount redeemed)         *            *              *            *
----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):
======================================================================================================================
   Management Fees                                              1.00%        1.00%          1.00%        1.00%
----------------------------------------------------------------------------------------------------------------------
   Distribution and Service (12b-1) Fees                        0.25%        1.00%          0.25%        1.00%
----------------------------------------------------------------------------------------------------------------------
   Other Expenses                                               0.74%        0.74%          1.12%        1.12%
----------------------------------------------------------------------------------------------------------------------
   Total Annual Fund Operating Expenses(2)                      1.99%        2.74%          2.37%        3.12%
----------------------------------------------------------------------------------------------------------------------
Fee Reduction and/or Expense Reimbursement(3)                   NA           NA             0.12         0.12
Net Expenses                                                    1.99%        2.74%          2.25%        3.00%



                                                                KELMOORE STRATEGY(R)
                                                                    LIBERTY FUND
SHAREHOLDER FEES (fees paid directly from your investment):     Class A      Class C
===========================================================================================
   Maximum Sales Charge (Load) imposed on Purchases (as a
   percentage of offering price)                                5.50%(1)     None
-------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)                         None         None
-------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) imposed on Reinvested
   Dividends                                                    None         None
-------------------------------------------------------------------------------------------
   Redemption Fees (as a percentage of amount redeemed)         *            *
-------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):
===========================================================================================
   Management Fees                                              1.00%        1.00%
-------------------------------------------------------------------------------------------
   Distribution and Service (12b-1) Fees                        0.25%        1.00%
-------------------------------------------------------------------------------------------
   Other Expenses                                               1.30%        1.30%
-------------------------------------------------------------------------------------------
   Total Annual Fund Operating Expenses(2)                      2.55%        3.30%
-------------------------------------------------------------------------------------------
Fee Reduction and/or Expense Reimbursement(3)                   0.30%        0.30%
Net Expenses                                                    2.25%        3.00%


*If you redeem your shares by wire transfer, the Funds' transfer agent charges a fee (currently $9.00) for each wire redemption. Purchases and redemptions not made directly through the Funds' principal distributor may be made through broker-dealers, financial advisors or other nominees who may charge a commission or other transaction fee for their services.

(1) Reduced for purchases of $50,000 and over. See "Your Investment - How to Buy Shares" for more information.

(2) Gross fees and expenses that would have been incurred for the fiscal year ended February 28, 2003 if the Advisor had not waived any fees and/or reimbursed expenses.

(3) The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses for the period ending June 30, 2004, so that the Total Annual Operating Expenses for this period will not exceed 2.00% for Class A and 2.75% for Class C of the Kelmoore Strategy(R) Fund and 2.25% for Class A and 3.00% for Class C of the Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund.

EXAMPLE

         This example is designed so that you may compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

         o     You invest $10,000 in the Fund for the time periods indicated;

         o     With respect to Class A, the maximum sales charge is imposed;

         o     You redeem all of your shares at the end of each time period;

         o     Your investment has a hypothetical 5% return each year;

         o All distributions are reinvested without the imposition of the maximum sales charge; and

         o The Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or expenses reimbursed, and the Fund's operating expenses for the three-year, five-year or ten-year periods, as applicable, do not reflect fee waivers and /or expenses reimbursed.

         The example is for comparison purposes only. Actual return and expenses will be different, and the Funds' performance and expenses may be higher or lower. Based on these assumptions, your costs for the Fund would be:

                           KELMOORE STRATEGY(R) FUND                           KELMOORE STRATEGY(R) EAGLE FUND
------------------------------------------------------------------- --------------------------------------------------
                1 year       3 years      5 years     10 years        1 year        3 years     5 years     10 years
------------------------------------------------------------------- --------------------------------------------------
Class A          $741        $1,140       $1,564       $2,739          $766         $1,238       $1,736      $3,099
------------------------------------------------------------------- --------------------------------------------------
Class C          $277         $850        $1,450       $3,070          $303          $952        $1,625      $3,421
------------------------------------------------------------------- --------------------------------------------------

                                           KELMOORE STRATEGY(R)
                                           LIBERTY FUND
-----------------------------------------------------------------------------------------
                         1 year           3 years          5 years          10 years
-----------------------------------------------------------------------------------------
Class A                   $766            $1,273            $1,806           $3,255
-----------------------------------------------------------------------------------------
Class C                   $303             $988             $1,696           $3,574
-----------------------------------------------------------------------------------------


MAIN STRATEGY

         To generate option premiums, the Funds each purchase the common stocks of a limited number of companies and simultaneously write covered call options on these stocks. As the options are exercised or expire, and the proceeds or underlying stock become available for reinvestment or cover, the Funds repeat the process.

         The fundamentals of selling covered call options are as follows:

         THE FUND SELLS THE OPTION

         Selling a call option is selling to an option buyer the right to purchase a specified number of shares of stock (100 shares equals one option contract) from the Fund, at a specified price (the "exercise price") on or before a specified date (the "expiration date"). The call option is covered because the Fund typically owns, and has segregated, the shares of stock on which the option is based. This eliminates certain risks associated with selling uncovered, or "naked" options.

         FLEX OPTIONS

         A Fund may purchase FLexible EXchange(R) Options (FLEX Options), which are issued and guaranteed by the OCC. FLEX Options are equity and equity index options with customized key contractual terms, such as exercise prices, exercise styles, and expiration dates. FLEX Options are designed to enhance a Fund's investment strategies and goals, providing the Advisor with enhanced operational efficiency to offset or alter positions before expiration of the option.

         THE FUND COLLECTS A PREMIUM

         For the right to purchase the underlying stock, the buyer of a call option pays a fee or "premium" to the Fund. The premium is paid at the time the option is purchased and is not refundable to the buyer, regardless of what happens to the stock price.

         IF THE OPTION IS EXERCISED

         The buyer of the option may elect to exercise the option at the exercise price at any time before the option expires. The Fund is then obligated to deliver the shares at that price. Options are normally exercised on or before the expiration date if the market price of the stock exceeds the exercise price of the option. Generally, if the exercise price plus the option premium are higher than the price the Fund originally paid to purchase the stock, the Fund realizes a gain on the sale of the stock; if the exercise price and premium are lower, the Fund realizes a loss. By selling a covered call option, the Fund foregoes the opportunity to benefit from an increase in price of the underlying stock above the exercise price.

         IF THE OPTION EXPIRES

         If the market price of the stock does not exceed the exercise price, the call option will likely expire without being exercised. The Fund keeps the premium and the stock. The Fund then expects to sell new call options against those same shares of stock. This process is repeated until: a) an option is exercised or b) the stock is sold because it no longer meets the Advisor's investment criteria, a corporate event such as a merger or reorganization has occurred, or proceeds from the sale are used to fund redemptions.

         PURCHASING PUT OPTIONS

         The Funds acquire put options in an effort to protect the Funds from a significant market decline in a short period of time. A put option gives a Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The value of a put option generally increases as stock prices decrease.

         OTHER FEATURES

         The call options written by each Fund are listed and traded on one or more domestic securities exchanges and are issued by the Options Clearing Corporation ("OCC"). If a dividend is declared on stock underlying a covered call option written by the Fund, the dividend is paid to the Fund and not the owner of the call option.

         To reduce transaction costs and to avoid realizing capital gains or losses on portfolio stocks, the Advisor seeks, when practical, to hold portfolio stocks and to enter into closing purchase transactions before the call options a Fund writes are exercised. It may be impractical in certain circumstances to effect such closing purchase transactions in a timely or advantageous manner, for example, if the option is exercised unexpectedly or if the market for the option is illiquid.

         For the Kelmoore Strategy(R) Fund, to decrease the risks of volatile or reduced premiums, the Advisor seeks to select underlying common stocks of larger companies that have high trading volumes and that the Advisor believes will maintain relatively stable market prices and pay consistent dividends. To reduce stock selection risk, the Advisor selects companies that the Advisor generally believes are considered to be industry leaders and to have strong financial fundamentals. In addition, to reduce overall market risk, the Advisor normally invests across five industry sectors and purchases put options to seek to protect against a decline in the value of the stocks the Fund owns.

         For the Kelmoore Strategy(R) Eagle Fund, the Advisor seeks to select underlying common stocks of high growth companies that have high trading volumes, increased volatility and a greater price fluctuation than the stocks held by the Kelmoore Strategy(R) Fund. To reduce selection risk, the Advisor selects stocks that the Advisor believes are generally considered to be industry leaders and to have strong financial fundamentals. In addition, to reduce overall market risk, the Advisor normally invests across three industry sectors and purchases put options to seek to protect against a decline in the value of the stocks the Fund owns.

         For the Kelmoore Strategy(R) Liberty Fund, the Advisor seeks to select underlying common stocks of larger companies that have high trading volumes and less volatility and price fluctuation than the stocks held by the Kelmoore Strategy(R) Fund and the Kelmoore Strategy(R) Eagle Fund. To reduce selection risk, the Advisor selects stocks that the Advisor believes are generally considered to be industry leaders and to have strong financial fundamentals. In addition, to reduce overall market risk, the Advisor normally invests across five industry sectors and purchases put options to seek to protect against a decline in the value of the stocks the Fund owns.

TEMPORARY DEFENSIVE POSITION

         A Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When a Fund takes a temporary defensive position, it may not achieve its stated investment objective. A principal defensive investment position would be the purchase of cash equivalents.

MAIN RISKS

INVESTING IN EQUITY SECURITIES

         Investing in equity securities includes the risks inherent in investing in stocks and the stock market generally. The value of securities in which each Fund invests, and therefore each Fund's net asset value, will fluctuate due to economic, political and market conditions. As with any mutual fund that invests in equity securities, there is also the risk that the securities or sectors selected by a Fund will underperform the stock market or certain sectors of the market or that the amount of any dividends paid on the securities will be reduced.

WRITING COVERED CALL OPTIONS

         When a Fund writes covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of the stock upon exercise of the option could be substantially below the prevailing market price of the stock. The purchaser of the call option may exercise the call at any time during the option period (the time between when the call is written and when it expires). Alternatively, if the value of the stock underlying the call option is below the exercise price, the call is not likely to be exercised, and the Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it wrote the option.

         There is no assurance that a liquid market will be available at all times for a Fund to write call options or to enter into closing purchase transactions. In addition, the premiums the Fund receives for writing call options may decrease as a result of a number of factors, including a reduction in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

PURCHASING PUT OPTIONS

         When a Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised. Under certain circumstances, a Fund may not own any put options, resulting in increased risk during a market decline.

LACK OF LIQUIDITY

         A Fund's investment strategy may result in a lack of liquidity in connection with purchases and sales of portfolio securities. Because the Advisor generally seeks to hold the underlying stocks in a Fund's portfolio, the Fund may be less likely to sell the existing stocks in its portfolio to take advantage of new investment opportunities, and the cash available to the Fund to purchase new stocks may consist primarily of proceeds received from the sale of new Fund shares.

PORTFOLIO TURNOVER

         The portfolio turnover of a Fund is the percentage of the Fund's portfolio that was replaced once during a one-year period. High rates of portfolio turnover (100% or more) entail transaction costs that could impact a Fund's performance. Additionally, a high portfolio turnover rate may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. For the fiscal year ended February 28, 2003, the portfolio turnover rates for the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund, on an annualized basis, were 111.73%, 87.97% and 111.37%, respectively.

TAX CONSEQUENCES

         Each Fund expects to generate a high level of premiums from its sale of call options. These premiums typically result in short-term capital gains to the Funds for federal and state income tax purposes. Distributions of such short-term capital gains usually are taxable as ordinary income to investors. Transactions involving the disposition of a Fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) give rise to capital gains or losses. Because a Fund has no control over the exercise of the call options, shareholder redemptions or corporate events involving its equity securities investments (such as mergers or reorganizations) affecting those investments, it may be forced to realize capital gains or losses at inopportune times. Concentration and Lack of Diversification

         Each Fund is classified as "non-diversified" for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The investment return of a non-diversified fund typically is dependent upon the performance of a smaller number of issuers of securities than is the investment return of a diversified fund of comparable size. A non-diversified fund typically provides less stable investment returns than a diversified fund investing in generally the same type of securities. The non-diversified status provides greater discretion to Kelmoore Investment Company, Inc., the investment advisor to the Funds and distributor (principal underwriter) of each Fund's shares, to enter into more concentrated positions with respect to individual investments. Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), in order to relieve it of any liability for federal income tax to the extent that its earnings are distributed to shareholders.

         Each Fund's non-diversified status provides valuable flexibility for each Fund to invest in advantageous investment opportunities. This investment strategy is expected to ultimately enhance each Fund's total return. The Advisor wants each Fund to be a substantial owner of high caliber companies when the stock price is reasonable as well as to be able to sell positions due to inherent loss in the stock's value rather than be forced to sell for regulatory constraints and incur losses. Being non-diversified permits each Fund to have larger positions in certain issuers from time to time. Because each Fund is permitted to concentrate a larger percentage of its assets in a single or just a relatively few common stocks, the overall volatility of each Fund's net asset value may be greater than that of a comparable "diversified" mutual fund. This is because the appreciation or depreciation of any of a Fund's concentrated positions will have a greater impact on the net asset value of that Fund since those concentrated positions represent a larger component of that Fund's assets.

SECONDARY STRATEGY

          SECURED PUT OPTIONS

         A Fund may also write secured put options either to earn additional option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value. Secured put option writing entails the Fund's sale of a put option to a third party for a premium and the Fund's concurrent deposit of liquid assets (cash or U.S. government securities) into a segregated account equal to the option's exercise price. A put option gives the buyer the right to put (sell) the stock underlying the option to the Fund at the exercise price at any time during a specified time period.

         The Funds will only write secured put options in circumstances where the Fund desires to acquire the security underlying the option at the exercise price specified in the option. Put options written by a Fund are listed and traded on one or more domestic securities exchanges and are issued by the OCC. When a Fund writes secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

MANAGEMENT OF THE FUNDS

         INVESTMENT ADVISOR

         Kelmoore Investment Company, Inc. serves as the investment advisor to each Fund and is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio and for the management of each Fund's business affairs. The Advisor is a registered investment advisor and broker-dealer. The Funds intend to place substantially all transactions in both stock and options with the Advisor in its capacity as a registered broker-dealer. The Advisor was established in 1992 by Ralph M. Kelmon, who is the principal shareholder. The Advisor offers investment advisory and brokerage services to individual clients, trusts, corporations, institutions and private investment funds using the same investment strategy that the Funds employ. The Advisor also manages the Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund, series of an open-end mutual fund whose shares are available only through the purchase of a variable annuity contract or variable life insurance policy issued through a separate account of insurance companies and through qualified retirement plans with total assets in excess of $______ million as of June 9, 2003. The Advisor's principal address is 2471 East Bayshore Road, Suite 501, Palo Alto, California 94303.

         Each Fund pays the Advisor a monthly investment advisory fee at the annual rate of 1.00% of its average daily net assets. After fee waivers, the Advisor received the following fees based on average daily net assets for the fiscal year ended February 28, 2003, Kelmoore Strategy(R) Fund, 1.00%; Kelmoore Strategy(R) Eagle Fund, 0.88%; and Kelmoore Strategy(R) Liberty Fund, 0.70%.

         The Advisor has contractually agreed to waive advisory fees and reimburse certain expenses of the Kelmoore Strategy(R) Fund for the period ending June 30, 2004, so that the total operating expenses for this period will not exceed 2.00% for Class A shares and 2.75% for Class C shares. The Advisor has also contractually agreed to waive advisory fees and reimburse certain expenses of the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund for the period ending June 30, 2004, so that the total operating expenses of each Fund will not exceed 2.25% for Class A shares and 3.00% for Class C shares. Additionally, for the Kelmoore Strategy(R) Eagle Fund's and the Kelmoore Strategy(R) Liberty Fund's initial fiscal year ended February 28, 2001, the Advisor voluntarily agreed to waive its fee and reimburse expenses so that each Fund's annual operating expenses would not exceed 2.25% for Class A shares and 3.00% for Class C shares. Each waiver and reimbursement described above is subject to recoupment by the Advisor within the following three years after such waiver or reimbursement, to the extent such recoupment by the Advisor would not cause total operating expenses to exceed any current expense limitation. The Advisor has also agreed to reimburse all expenses incurred in connection with the organization of the Funds, subject to recoupment described above.

         PORTFOLIO MANAGER

         The primary portfolio manager for each Fund is Matthew Kelmon. Mr. Kelmon has been Senior Executive Vice President of Trading for the Advisor since 1994. Mr. Kelmon manages the day-to-day trading activities of the Advisor and is responsible for designing and implementing the in-house software system (OPTRACKER(R)), which assists in determining the net dollars and net percentage return a position may earn if a particular option is either assigned or expires. Mr. Kelmon has been responsible for the day-to-day management and implementation of The Kelmoore Strategy(R)for private accounts and limited partnerships since 1994. Mr. Kelmon also heads up the equity selection committee of the Advisor.

         BROKERAGE COMMISSIONS

         Each Fund places substantially all of its transactions, both in stocks and options, with the Advisor in its capacity as a broker dealer. As the level of option writing increases, the level of commissions paid by each Fund to the Advisor increases. Because the Advisor receives compensation based on the amount of transactions completed, there is an incentive on the part of the Advisor to effect as many transactions as possible. While the Fund does not intend to actively manage the stocks in its portfolio, it is in the interest of the Fund to write as many options as possible, thereby maximizing the premiums it receives. In practice, the number of options written at any time is limited to the value of the stocks and other assets in the Fund's portfolio, which are used to cover or secure those options. Brokerage commissions are often greater in relation to options premiums than in relation to the price of the underlying stocks. In connection with the execution of options transactions, a Fund may pay higher brokerage commissions to the Advisor, in its broker-dealer capacity, than it would pay to unaffiliated broker-dealers. Management of the Trust believes that the extensive knowledge base and options trading experience of the Advisor as a broker-dealer is essential to maximize the Fund's income while mitigating risk of losses.

YOUR INVESTMENT - HOW TO BUY SHARES

         You can purchase shares of the Funds through broker-dealers, directly through the Advisor, or through the Automatic Investment Plan. Shares of the Funds are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares.

PURCHASE AMOUNTS

--------------------------------------------------------------------------------
Minimum initial investment:                               $1,000
Minimum additional investments:                              $50

MULTIPLE CLASSES

         Each Fund offers both Class A and Class C shares. Each Class of shares has a different distribution arrangement to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares.

CLASS A SHARES

         Sales of Class A shares of each Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:


CLASS A SHARES -
FRONT-END SALES CHARGE
======================================================================================================================
Amount of Single Transaction                 Percentage of      Approximate Percentage of     Percentage of Dealer
                                            Offering Price            Amount Invested              Concession
----------------------------------------------------------------------------------------------------------------------
Less than $50,000                                5.50%                     5.82%                      5.00%
----------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                   4.75%                     4.99%                      4.25%
----------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                  4.00%                     4.17%                      3.50%
----------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                  3.25%                     3.36%                      2.75%
----------------------------------------------------------------------------------------------------------------------
$500,000 or more                                 2.50%                     2.56%                      2.00%
----------------------------------------------------------------------------------------------------------------------


         Shares acquired as a result of reinvestment of distributions are not subject to any sales charge. Class A shares are subject to a 12b-1 fee of 0.25%, which is lower than the 12b-1 fee for the Class C shares.

         The distributor may pay a dealer concession to those selected dealers who have entered into an agreement with the distributor. The dealer's concession depends on which class of shares you choose and may be changed from time to time. The distributor may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales charge. Currently, on Class A shares, dealers receive the concession set forth in the table above, as well as the 0.25% distribution fee (12b-1). On some occasions, such incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an "underwriter" under the Securities Act of 1933, as amended. All such sales charges are paid to the securities dealer involved in the trade, if any.

CLASS A SHARES - DISTRIBUTION PLAN

         Each Fund has, on behalf of its Class A shares, adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of each Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

         The distribution plan for Class A shares permits each Fund to reimburse the Fund's distributor, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares of each Fund.

CLASS A SHARES - REDUCED SALES CHARGES

         The sales charge for purchases of Class A shares of the Fund may be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below. To qualify for a reduced sales charge, you must notify your dealer, PFPC Inc., as transfer agent, or the Fund. Certain transactions in Class A shares may be made at net asset value as described below.

RIGHT OF ACCUMULATION

         You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Rights of Accumulation. If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer, PFPC Inc., as transfer agent, or the Fund at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

LETTER OF INTENT

         You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been satisfied. During the term of the Letter of Intent, PFPC will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer, PFPC Inc. or the Fund at the time the Letter of Intent is submitted that there are prior purchases that may apply.

SALES AT NET ASSET VALUE

         The Fund may sell Class A shares at net asset value (i.e. without any initial sales charge) to certain categories of investors, including: (1) investment advisory clients of the Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Advisor and its affiliates and certain employee benefit plans for employees of the Advisor; (4) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Advisor; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients; (6) broker-dealers who have entered into selling agreements with the Advisor for their own accounts; (7) participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Funds; and (8) clients whose assets represent redemption proceeds from a mutual fund not affiliated with the Kelmoore Funds, provided the redemption meets one of the following two criteria, and the redeemed shares were subject to a front-end sales charge: a fund that (a) is either merging with and into another fund within the ninety days before or after the investment, or (b) has, or will be, effecting mandatory redemption to all shareholders due to the fund closing within the ninety days before or after the investment.

CLASS C SHARES

         Sales of Class C shares of the Funds are not subject to a front-end sales charge. Class C shares are subject to a 12b-1 fee of 1.00%, payable to the distributor. Because of the higher 12b-1 fees, Class C shares have higher expenses than Class A shares. Currently, the 12b-1 fee is paid by the distributor to selected dealers.

CLASS C SHARES - DISTRIBUTION PLAN

         Each Fund has, on behalf of its Class C shares, adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of each Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

         The distribution plan for Class C shares permits each Fund to reimburse the Fund's distributor an annual fee not to exceed 0.75% of the average daily net assets of each Fund's Class C shares. In addition, the distribution plan for Class C shares permits each Fund to reimburse the distributor for payments to dealers or others, an annual service fee not to exceed 0.25% of the average daily net assets of each Fund's Class C shares.

TO OPEN AN ACCOUNT

BY MAIL

         o     Complete the application.

         o     Mail the application and your check to:
               Kelmoore Strategic Trust
               c/o PFPC Inc.
               P.O. Box 9790
               Providence, RI 02940-9790

         o     If you are mailing via overnight courier:
               Kelmoore Strategic Trust
               c/o PFPC Inc.
               760 Moore Road
               King of Prussia, PA 19406

         o     Please make your check payable to the appropriate Fund.

         o     Please make sure your check is for at least $1,000.

BY WIRE

         o To make a same-day wire investment, call toll-free (877) 328-9456 by 4:00 p.m. Eastern time. An account number will be assigned to you.

         o     Call your bank with instructions to transmit funds to:
               Boston Safe Deposit & Trust (BSDT), ABA#011001234
               Attn: PFPC Inc.
               Account #18953

               Credit: The name of the Fund

               FBO: Name(s) of account registration and account number

         o     Your bank may charge a wire fee.

         o     Please make sure your wire is for at least $1,000.

         o Mail your completed application to PFPC at the address under To Open an Account - By Mail.

TO ADD TO AN ACCOUNT

BY MAIL

         o Fill out an investment slip from a previous confirmation and write your account number on your check. Mail the slip and your check to:

               Kelmoore Strategic Trust
               c/o PFPC Inc.
               P.O. Box 9790
               Providence, RI 02940-9790

         o     If you are mailing via overnight courier:

               Kelmoore Strategic Trust
               c/o PFPC Inc.
               760 Moore Road
               King of Prussia, PA  19406

         o     Please make your check payable to the appropriate Fund.

         o     Please make sure your additional investment is for at least $50.

BY WIRE

         o Call toll-free (877) 328-9456. The wire must be received by 4:00 p.m. Eastern time for same day processing.

         o     Call your bank with instructions under TO OPEN AN ACCOUNT - By
               Wire.

         o     Your bank may charge a wire fee.

         o     Please make sure your wire is for at least $50.

AUTOMATIC INVESTMENT PLAN

         You may open an automatic investment plan account with a $100 initial purchase and a $50 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Funds at (877) 328-9456 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $50. The Funds may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Funds at (877) 328-9456.

AUTOMATED CLEARING HOUSE (ACH) PURCHASE

         Current shareholders may purchase additional shares via Automated Clearing House ("ACH"). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

         You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

EXCHANGE PRIVILEGE

         You may exchange shares of a particular class of a Fund only for shares of the same class of another Fund. For example, you can exchange Class A shares of the Kelmoore Strategy(R) Fund for Class A shares of the Kelmoore Strategy(R) Eagle Fund or the Kelmoore Strategy(R) Liberty Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss.

PURCHASE PRICE

         Class C shares of the Funds are sold at the net asset value ("NAV") next determined after receipt of the request in good order. Class A shares of the Funds are sold at the offering price which is the NAV next determined after the request is received in good order plus a sales charge of up to 5.50%.

REINVESTMENT PRIVILEGE (CLASS A SHARES)

         For a period of 60 days after you sell Class A shares of a Kelmoore Fund, you may reinvest your redemption proceeds in Class A shares of the same Fund at NAV. You, your broker or your financial advisor must notify the Funds' transfer agent in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

RIGHTS RESERVED BY THE FUNDS

         The Funds reserve the right to:

         o     reject any purchase order

         o     suspend the offering of shares

         o     vary the initial and subsequent investment minimums

         o     waive the minimum investment requirement for any investor

YOUR INVESTMENT - HOW TO SELL SHARES

         You may "redeem," that is, sell your shares on any day the New York Stock Exchange ("NYSE") is open, either directly through the distributor or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order by PFPC.

BY MAIL

         To redeem your shares by mail, write a letter of instruction that includes:

         o The name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

         o Include all signatures and any additional documents that may be required.

         o     Mail your request to:
               Kelmoore Strategic Trust
               c/o PFPC Inc.
               P.O. Box 9790

               Providence, RI  02940-9790

         o     If you are mailing via overnight courier:
               Kelmoore Strategic Trust
               c/o PFPC Inc.
               760 Moore Road
               King of Prussia, PA  19406

         o A check will be mailed to the name(s) and address in which the account is registered within seven days.

         o The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

         o The Fund requires a medallion signature guarantee if the address of record has changed within the past 30 days.

BY TELEPHONE

         Call toll-free (877) 328-9456. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the bank account designated on the account application. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Funds and PFPC reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. PFPC has established security procedures to prevent unauthorized account access. Neither the Trust nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Funds or PFPC.

BY WIRE

         In the case of redemption proceeds that are wired to a bank, a Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature-guaranteed letter of instruction. The Funds and PFPC will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Trust reserves the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, PFPC charges a fee (currently $9.00) for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. PFPC does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

SYSTEMATIC WITHDRAWAL PLAN

         Once you have established an account with $5,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call toll-free (877) 328-9456 to request a form to start the Systematic Withdrawal Plan.

SELLING RECENTLY PURCHASED SHARES

         If you wish to sell shares that were recently purchased by check, the Funds may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Funds reserve the right to reject any redemption request for shares recently purchased by check that has not cleared and the Funds may require that a subsequent request be submitted.

TRANSACTION POLICIES

TIMING OF PURCHASE OR SALE REQUESTS

         All requests received in good order by PFPC before the close of regular trading on the NYSE, typically 4:00 p.m. Eastern time, will be executed the same day, at that day's NAV. Orders received after the close of regular trading of the NYSE will be executed the following day, at that day's NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the NYSE is open for trading. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

STOCK EXCHANGE CLOSINGS

         The NYSE is typically closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

DETERMINATION OF NAV

         The NAV for each Fund is calculated at the close of regular trading hours of the NYSE, which is normally 4:00 p.m. Eastern time. Each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting liabilities, and then dividing that figure by the number of outstanding shares. Each Fund's investments are valued based on market value, or where market quotations are not readily available, on fair value as determined in good faith by or at the direction of the Board of Trustees.

INVESTMENTS THROUGH NOMINEES

         If you invest through a nominee, such as a broker-dealer or financial advisor (rather than directly), the policies and fees may be different than those described here. Nominees may charge transaction fees and set different minimum investments or limitations on buying or selling shares. It is the responsibility of the nominee to promptly forward purchase or redemption orders and payments to the Funds. You will not be charged any additional fees if you purchase or redeem shares of the Funds directly through the Funds' principal distributor, Kelmoore Investment Company, Inc.

REDEMPTION POLICIES

         Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Trust may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) the Securities and Exchange Commission ("SEC") has by order permitted such suspension for the protection of the Funds' shareholders or (3) an emergency exists making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable. The Funds will automatically redeem shares if a purchase check is returned for insufficient funds. The Funds reserve the right to reject any third party check. The Funds reserve the right to make a "redemption in kind" payment in portfolio securities rather than cash if the amount you are redeeming is large enough to affect a Fund's operations. Large redemptions are considered to exceed $250,000 or 1% of each Fund's assets.

ACCOUNT MINIMUM

         You must keep at least $1,000 worth of shares in your account to keep the account open. If, after giving you thirty days prior written notice, your account value is still below $1,000 we may redeem your shares and send you a check for the redemption proceeds.

MEDALLION SIGNATURE GUARANTEES

         The Funds may require additional documentation, or signature guarantees, on any redemption over $50,000 in value or for the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. When the Funds require a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please call the Fund's shareholder servicing group toll-free
(877) 328-9456 for further information on obtaining a signature guarantee.

OTHER DOCUMENTS

         Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Funds' shareholder servicing group toll-free at (877) 328-9456.

SHAREHOLDER SERVICES

TELEPHONE INFORMATION

         YOUR ACCOUNT: If you have questions about your account, including purchases, redemptions and distributions, call the Funds' shareholder servicing group from Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time. Call toll-free (877) 328-9456.

         THE FUNDS: If you have questions about the Funds, call the Funds Monday through Friday, 9:00 a.m. to 5:00 p.m., Pacific time. Call toll-free (877) 328-9456.


ACCOUNT STATEMENTS

         The Funds provide you with these helpful services and information about your account:



         o     a confirmation statement after every transaction;

         o quarterly account statements reflecting transactions made during the quarter;

         o an annual account statement reflecting all transactions for the year;

         o tax information which will be mailed by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service, if necessary; and

         o financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.

         The Funds provide the above shareholder services without charge, but may charge for special services such as requests for historical transcripts of accounts.

DELIVERY OF SHAREHOLDER DOCUMENTS

         To reduce expenses, we mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free (877) 328-9456 or, if your shares are held through a financial institution, please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

INTERNET ACCESS

         You may access information about the Funds and your account through the Funds' internet site at http://www.kelmoore.com. To obtain an initial password for internet access, please call toll-free (877) 328-9456.

INTEGRATED VOICE RESPONSE SYSTEM

         You may obtain access to account information by calling toll-free (877) 328-9456. The system provides share price and price change information for each Fund and gives account balances, information on the most recent transactions and allows sales of shares.

RETIREMENT PLANS

         Fund shares are available for purchase through individual retirement accounts ("IRAs") and other retirement plans. An IRA application and further details about the procedures to be followed by IRAs and other retirement plans are available by calling toll-free (877) 328-9456.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

         Each Fund passes along to you your share of investment earnings in the form of dividends and other distributions. Each Fund distributes at least annually substantially all of its net realized long-term capital gains, if any, obtained through investment transactions. Each Fund pays monthly distributions from its net investment income and any net realized short-term capital gains. Net investment income consists of accrued dividends and interest less accrued expenses on portfolio investments.

         Unless you elect otherwise, all dividends and distributions paid by a Fund will be reinvested in additional shares of the same Fund. They will be credited to your account in the Fund at the same NAV per share as would apply to cash purchases on the applicable dividend payment date. All distributions paid by a Fund will be taxable to you at the time of payment regardless of whether they are paid in cash or reinvested in additional shares of the Fund. To change your dividend election, you must notify PFPC in writing at least fifteen days prior to the applicable dividend record date.

TAXES

         Each Fund intends to qualify as a regulated investment company. This status allows each Fund to avoid paying federal income tax on the portion of its income and capital gains that it distributes to its shareholders.

         Assuming a Fund qualifies as a regulated investment company and satisfies certain other annual distribution requirements, distributions paid by the Fund generally will have the following federal income tax consequences to you:

         o Distributions from net investment income and net short-term capital gains will be taxable as ordinary income

         o Distributions from net long-term capital gains, if any, will be taxable as long-term capital gain

         o Distributions in excess of a Fund's earnings and profits will be treated as a return of capital or redemption of your investment in the Fund

         o Certain distributions paid in January will be taxable as if they had been paid in the previous December

         o Distributions may also be subject to state, local, foreign, or other taxes

         Due to the nature of each Fund's principal investment strategy, each Fund anticipates that a majority of its distributions will be distributions from net investment income or net short-term capital gain, which will be taxable to shareholders as ordinary income. Accordingly, an investment in the Fund may not be appropriate for you if you are seeking primarily distributions of long-term capital gains.

         If you purchase shares shortly before the record date for a distribution, a portion of your investment will be returned to you as a taxable distribution. Accordingly, you should consider the tax implications of investing in Fund shares just prior to a distribution.

         Upon a redemption or sale of Fund shares, you will generally be required to recognize a gain or loss, which will be measured by the difference between your adjusted basis in the shares redeemed or sold and the proceeds received from such redemption or sale. Any such gain or loss will be a capital gain or loss if you held the shares as a capital asset at the time of redemption or sale. This gain or loss will generally be a long-term capital gain or loss if you held the shares for more than one-year; otherwise such gain or loss will generally be a short-term capital gain or loss.

         You must provide each Fund with your correct taxpayer identification number and, if required, certify that you are not subject to backup withholding. If you do not, the Funds will be required to withhold 30% of your taxable distributions and redemptions as backup withholding.

         After the end of each calendar year, you will receive a statement (Form
1099) of the federal income tax status of each Fund's distributions paid during the year. You should keep all of your Fund statements for accurate tax-accounting purposes.

         The foregoing is a brief summary of some of the material federal income tax consequences of an investment in the Funds. For a more detailed summary of the material federal income tax consequences of an investment in the Funds, including a discussion of the requirements for qualifying as a regulated investment company and the consequences to the Funds of investing in options, see "Taxes" in the Statement of Additional Information. You should consult your own tax advisor to determine the federal, state, local, and foreign tax consequences of an investment in the Funds in light of your particular circumstances.

FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods below have been audited by PricewaterhouseCoopers LLP, whose report is included in the annual report, which is available upon request.

                          THE KELMOORE STRATEGY(R) FUND

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

                                                      Year Ended                        Year Ended
                                                   February 28, 2003                February 28, 2002
                                                   -----------------                -----------------
                                                Class C         Class A         Class C          Class A
                                              -----------     -----------      -----------     -----------

NET ASSET VALUE, BEGINNING OF PERIOD          $      4.83     $      4.94      $      6.33     $      6.41
                                              -----------     -----------      -----------     -----------
   Income from investment operations:
     Net investment loss                            (0.07)          (0.04)           (0.08)          (0.04)
     Net realized and unrealized gain
     (loss) on investments                          (0.98)          (1.00)           (0.88)          (0.89)
                                              -----------     -----------      -----------     -----------
       Total from investment operations             (1.05)          (1.04)           (0.96)          (0.93)
                                              -----------     -----------      -----------     -----------

   Less distributions from:

     Net realized gains                             (0.01)          (0.01)           (0.04)          (0.04)
         Tax return of capital                      (0.34)          (0.34)           (0.50)          (0.50)
                                              -----------     -----------      -----------     -----------

NET ASSET VALUE, END OF PERIOD                $      3.43     $      3.55      $      4.83     $      4.94
                                              ===========     ===========      ===========     ===========

TOTAL RETURN                                       (22.04)%        (21.31)%+        (16.00)%        (15.31)%+

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of period (in 000s)        $    85,166     $    68,336      $   153,639     $   110,452

   Ratio of expenses to average net assets:
     Before fee waivers and expense
     reimbursements                                  2.74%           1.99%            2.51%           1.76%
     After fee waivers and expense                   2.74%           1.99%            2.51%           1.76%
     reimbursements

   Ratio of net investment loss to average
     net assets:
     Before fee waivers and expense
     reimbursements                                 (1.74)%         (0.99)%          (1.40)%         (0.65)%
     After fee waivers and expense                  (1.74)%         (0.99)%          (1.40)%         (0.65)%
     reimbursements
   Portfolio turnover rate                         111.73%         111.73%          133.04%         133.04%


--------------------------
* Kelmoore Strategy(R)Class C and Class A commenced operations on May 3, 1999 and October 25, 1999, respectively.
1    Annualized.
2    Not Annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
+    Total return calculation does not reflect sales load.

                          THE KELMOORE STRATEGY(R) FUND

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

                                                      Year Ended                       Period Ended
                                                   February 28, 2001                 February 29, 2000
                                                   -----------------                 -----------------
                                                Class C         Class A          Class C*           Class A*
                                              -----------     -----------      -----------        -----------

NET ASSET VALUE, BEGINNING OF PERIOD          $      8.80     $      8.84      $     10.00        $      9.43
                                              -----------     -----------      -----------        -----------
   Income from investment operations:
     Net investment loss                            (0.07)          (0.01)           (0.05)#             0.00#
     Net realized and unrealized gain
     (loss) on investments                          (0.99)          (1.01)            0.59               0.44
                                              -----------     -----------      -----------        -----------
       Total from investment operations             (1.06)          (1.02)            0.54               0.44
                                              -----------     -----------      -----------        -----------

   Less distributions from:

     Net realized gains                             (1.41)          (1.41)           (1.74)             (1.03)
                                              -----------     -----------      -----------        -----------

NET ASSET VALUE, END OF PERIOD                $      6.33     $      6.41      $      8.80        $      8.84
                                              ===========     ===========      ===========        ===========

TOTAL RETURN                                       (14.61)%        (14.05)%+          5.54%(2)           4.55%(2),+

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of period (in 000s)        $   177,870     $    93,728      $   116,051        $    15,490

   Ratio of expenses to average net assets:
     Before fee waivers and expense
     reimbursements                                  2.41%           1.66%            3.20%(1)           2.45%(1)
     After fee waivers and expense                   2.41%           1.66%            3.00%(1)           2.25%(1)
     reimbursements

   Ratio of net investment loss to average
     net assets:
     Before fee waivers and expense
     reimbursements                                 (0.89)%         (0.14)%          (1.82)%(1)         (1.07)%(1)
     After fee waivers and expense                  (0.89)%         (0.14)%          (1.62)%(1)         (0.87)%(1)
     reimbursements

   Portfolio turnover rate                         166.43%         166.43%          218.66%(2)         218.66%(2)


--------------------------

* Kelmoore Strategy(R) Class C and Class A commenced operations on May 3, 1999 and October 25, 1999, respectively.
1  Annualized.
2  Not Annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
+  Total return calculation does not reflect sales load.

                       THE KELMOORE STRATEGY(R) EAGLE FUND

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

                                                       Year Ended             Year Ended                  Period Ended
                                                   February 28, 2003       February 28, 2002            February 28, 2001
                                                   -----------------       -----------------            -----------------
                                                Class C      Class A      Class C      Class A       Class C*        Class A*
                                                --------    ---------     --------     --------      --------       ---------
NET ASSET VALUE, BEGINNING OF PERIOD            $   2.43    $    2.47     $   3.57     $   3.59      $  10.00       $   10.00
                                                --------    ---------     --------     --------      --------       ---------
   Income from investment operations:
     Net investment loss                           (0.05)       (0.03)       (0.08)       (0.04)        (0.10)#         (0.07)#
     Net realized and unrealized gain
     (loss) on investments                         (0.57)       (0.60)       (0.56)       (0.58)        (4.62)          (4.63)
                                                --------    ---------     --------     --------      --------       ---------
       Total from investment operations            (0.62)       (0.63)       (0.64)       (0.62)        (4.72)          (4.70)
                                                --------    ---------     --------     --------      --------       ---------

   Less distributions from:

     Net realized gains                            (0.01)       (0.01)       (0.02)       (0.02)        (1.71)          (1.71)
     Tax return of capital                         (0.28)       (0.28)       (0.48)       (0.48)           --              --
                                                --------    ---------     --------     --------      --------       ---------

NET ASSET VALUE, END OF PERIOD                  $   1.52    $    1.55     $   2.43     $   2.47      $   3.57       $    3.59
                                                ========    =========     ========     ========      ========       =========

TOTAL RETURN                                      (26.12)%     (26.09)%+    (19.25)%     (18.51)%+     (55.26)%(2)     (55.04)%(2),+

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of period (in 000s)          $ 28,414    $  24,235     $ 20,475     $ 22,965      $ 14,884       $   8,411

   Ratio of expenses to average net assets:

     Before fee waivers and expense                 3.12%        2.37%        2.99%        2.24%         4.13%(1)        3.38%(1)
reimbursements

     After fee waivers and expense                  3.00%        2.25%        2.99%        2.24%         2.99%(1)        2.24%(1)
reimbursements

   Ratio of net investment loss to average net assets:

     Before fee waivers and expense                (2.71)%      (1.96)%      (2.68)%      (1.93)%       (3.62)%(1)      (2.87)%(1)
reimbursements

     After fee waivers and expense                 (2.58)%      (1.83)%      (2.68)%      (1.93)%       (2.47)%(1)      (1.72)%(1)
reimbursements

   Portfolio turnover rate                         87.97%       87.97%      119.01%      119.01%        83.44%(2)       83.44%(2)


* Kelmoore Strategy(R) Eagle Class C and Class A commenced operations on
  June 29, 2000.
1 Annualized.
2 Not Annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
+ Total return calculation does not reflect sales load.

                      THE KELMOORE STRATEGY(R) LIBERTY FUND

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

                                               Year Ended                  Year Ended                    Period Ended
                                            February 28, 2003           February 28, 2002              February 28, 2001
                                            -----------------           -----------------              -----------------
                                          Class C       Class A        Class C       Class A        Class C*        Class A*
                                         ----------    ----------     ----------    ----------     ---------       ---------

NET ASSET VALUE, BEGINNING OF            $     7.50    $     7.56     $     8.93    $     8.94     $   10.00       $   10.00
                                         ----------    ----------     ----------    ----------     ---------       ---------
PERIOD

   Income from investment
   perations:

     Net investment loss                      (0.11)        (0.06)         (0.10)        (0.05)        (0.02)#         (0.01)#
     Net realized and unrealized
     gain (loss) on investments               (1.52)        (1.55)         (0.31)        (0.31)        (1.00)          (1.00)
                                         ----------    ----------     ----------    ----------     ---------       ---------
       Total from investment
       operations                             (1.63)        (1.61)         (0.41)        (0.36)        (1.02)          (1.01)
                                         ----------    ----------     ----------    ----------     ---------       ---------

Less distributions from:

     Net realized gains                       (0.39)        (0.39)         (1.02)        (1.02)        (0.05)          (0.05)
         Tax return of capital                (0.17)        (0.17)            --            --            --              --
                                         ----------    ----------     ----------    ----------     ---------       ---------

NET ASSET VALUE, END OF PERIOD           $     5.31    $     5.39     $     7.50    $     7.56     $    8.93       $    8.94
                                         ----------    ----------     ==========    ==========     =========       =========

TOTAL RETURN                                 (22.11)%      (21.65)%+       (5.00)%       (4.39)%+     (10.21)%(2)     (10.11)%(2),+

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of period (in         $   11,509    $   12,546     $   14,753    $   12,039     $   2,072       $     736
000s)
   Ratio of expenses to average net
assets:
     Before fee waivers and
expense reimbursements                         3.30%         2.55%          4.53%         3.78%        19.58%(1)       18.83%(1)
     After fee waivers and expense
reimbursements                                 3.00%         2.25%          3.00%         2.25%         3.00%(1)        2.25%(1)
   Ratio of net investment loss to
average net assets:
     Before fee waivers and
expense reimbursements                        (2.13)%       (1.38)%        (3.57)%       (2.82)%      (17.88)%(1)     (17.13)%(1)
     After fee waivers and expense
reimbursements                                (1.83)%       (1.08)%        (2.04)%       (1.29)%       (1.30)%(1)      (0.55)%(1)
   Portfolio turnover rate                   111.37%       111.37%        131.62%       131.62%        50.94%(2)       50.94%(2)


* Kelmoore Strategy(R) Liberty Class C and Class A commenced operations on December 26, 2000.
1 Annualized.
2 Not Annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
+ Total return calculation does not reflect sales load.

                The following notice does not constitute part of
                   and is not incorporated into the prospectus
                          for Kelmoore Strategic Trust

                            Kelmoore Strategic Trust
                        Kelmoore Investment Company, Inc.

                                 PRIVACY NOTICE

OUR COMMITMENT TO YOU

We value the trust of our customers and will continue to recognize the importance of holding your personal financial information as confidential.

We will use information responsibly in order to protect you from fraud, offer you improved products and services, and comply with legal obligations.

We will maintain accurate customer information and respond promptly to customer requests to correct information.

We will require companies with whom we do business to use our customer information appropriately and to safeguard the confidentiality of such information.

We appreciate the opportunity to serve your investment needs. We pledge to follow the policies, safeguards and guidelines as described in this notice, and to protect the confidentiality of your information. Your relationship is very important to us, and we will take great care to honor these commitments to you. Thank you for choosing Kelmoore Investment Company.

This notice applies to individuals and covers information in connection with consumer transactions. In compliance with government regulations, we provide this notice annually.

[Kelmoore logo] KELMOORE INVESTMENT COMPANY, INC.
                2471 East Bayshore Road, Suite 501
                Palo Alto, CA 94303
                (877) 328-9456
                 www.kelmoore.com


COMMITTED TO PROTECTING YOUR PRIVACY

Kelmoore Investment Company and Kelmoore Strategic Trust are proud of the strong relationships we have built over the years --- relationships based on common goals and mutual trust. In serving you, we are committed to providing you with the investment products and services you need now and in the years ahead, and to protecting your personal information along the way. This privacy notice contains information about how we fulfill this commitment to you.

                                 [Kelmoore logo]

OUR USE OF PERSONAL INFORMATION

We use and share information solely to provide quality investment products and service to our customers. For example, this information enables us to:

         o     Serve and administer your accounts with efficiency and accuracy.

         o Provide you with comprehensive, high-quality service to meet your investment needs now and in the future.

The sections that follow will describe our information collection and sharing practices, and the safeguards we use to protect your non-public personal information.

WE COLLECT INFORMATION THAT MAY INCLUDE:

         o Information that we receive from you personally on applications, forms, or other correspondence, such as your name, address, phone number, social security number, and e-mail address.

         o Information about your transactions with us, such as your account holdings and transaction history.

In selected situations, as permitted by law, we may disclose all of the information we collect as described above.

WE CAREFULLY LIMIT INFORMATION SHARING

We do not disclose any non-public information about our customers or former customers, except as permitted by law. The information described above may be shared within Kelmoore Investment Company and with selected non-affiliated third parties. This sharing is carefully limited as described in this section.

We may disclose non-public personal information about you to the following types of third parties:

         o Financial service providers that assist us in servicing your accounts, such as securities broker-dealers, the distributor of the Kelmoore Strategic Trust and the transfer agent.

         o Non-financial companies, such as service providers that fulfill product information requests.

         o Others, such as joint account holders and those with whom you have consented to our sharing your information.

In addition, we may share the information that we collect (as described above) with other companies with whom we have teamed through a joint marketing agreement to provide you with a particular benefit or service. We may also share this information with other companies that perform specific or contracted services on our behalf, as permitted by law.

WE PROTECT NON-PUBLIC PERSONAL INFORMATION ABOUT FORMER CUSTOMERS

If you decide to close your account(s), we will continue to adhere to the privacy policies and practices provided in this notice.

WE HAVE SAFEGUARDS IN PLACE

We have safeguards in place to protect the confidentiality, security and integrity of your non-public personal information. We restrict access to non-public personal information to those who need that information in order to service your account(s).

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION

SHAREHOLDER REPORTS:

         Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year is included.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

         The SAI contains additional information about each of the Funds. It is incorporated by reference into this prospectus.

         To request a free copy of the current annual report, semi-annual report or SAI, or to request other information about the Funds, please write to the address below or call our toll-free number:

         KELMOORE INVESTMENT COMPANY, INC.
         2471 E. BAYSHORE ROAD, SUITE 501
         PALO ALTO, CA  94303
         (877) KELMOORE
         (877) 535-6667

         Information about the Funds (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call (202) 942-8090 for information on the operation of the Public Reference Room. You may also request copies by mail by sending your request, after paying a duplicating fee, to the SEC's Public Reference Room, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You may also visit the SEC's Internet site (www.sec.gov) to view reports and other information about the Funds.

ADMINISTRATOR, TRANSFER AGENT AND              COUNSEL
FUND ACCOUNTING AGENT                          Sutherland Asbill & Brennan LLP
PFPC Inc.                                      1275 Pennsylvania Avenue, NW
760 Moore Road                                 Washington, D.C.  20004-2415
King of Prussia, PA 19406-0903
(877) 328-9456

CUSTODIAN                                      INDEPENDENT ACCOUNTANTS
PFPC Trust Company                             PricewaterhouseCoopers LLP
The Eastwick Center                            333 Market Street
8800 Tinicum Boulevard                         San Francisco, CA 94105
Philadelphia, PA  19153

--------------------------------------------------------------------------------

KELMOORE STRATEGIC TRUST
2471 E. Bayshore Road, Suite 501
Palo Alto, CA 94303
(877) KELMOORE
(877) 535-6667
http://www.kelmoore.com


















The Trust's SEC file no. is 811-9165.

                       STATEMENT OF ADDITIONAL INFORMATION



                                  JUNE 27, 2003


                            KELMOORE STRATEGIC TRUST


                            KELMOORE STRATEGY(R) FUND
                         KELMOORE STRATEGY(R) EAGLE FUND
                        KELMOORE STRATEGY(R) LIBERTY FUND


                             Principal Distributor:
                        Kelmoore Investment Company, Inc.
                             2471 East Bayshore Road
                                    Suite 501
                               Palo Alto, CA 94303
                            Toll-free (877) 328-9456






This Statement of Additional Information is not a Prospectus but should be read in conjunction with the current Prospectus dated June 27, 2003, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. The Funds' audited financial statements included in their annual report to shareholders are incorporated by reference into this Statement of Additional Information. A copy of the Funds' Prospectus, annual report and semi-annual report can be obtained without charge by contacting either the dealer through whom you purchased shares or the Distributor at the telephone number or address above.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

         The Kelmoore Strategic Trust.....................................    1

         Investment Strategies and Related Risks .........................    1

         Other Strategies.................................................    3

         Investment Restrictions .........................................    4

         Management of the Trust..........................................    5

         Trustees and Officers............................................    5

         Investment Advisor...............................................   10

         Other Services...................................................   12

         Purchases and Redemptions and Delivery of Shareholder Documents .   17

         Valuation........................................................   17

         Taxes............................................................   18

         Brokerage .......................................................   20

         Shares of Beneficial Interest....................................   20

         Calculation of Performance ......................................   21

         Financial Statements ............................................   24

2

                          THE KELMOORE STRATEGIC TRUST

The Kelmoore Strategic Trust (the "Trust") is a Delaware statutory trust organized on December 1, 1998 as an open-end management investment company. The Trust employs Kelmoore Investment Company, Inc. as its investment advisor (the "Advisor") and distributor (the "Distributor") to its non-diversified series: the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund, and the Kelmoore Strategy(R) Liberty Fund (each a "Fund" and collectively the "Funds").

                     INVESTMENT STRATEGIES AND RELATED RISKS

The Prospectus discusses the investment objective of each Fund and the principal strategies to be employed to achieve that objective. This section contains supplemental information concerning types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize and certain risks associated with such investments and strategies.

Common Stock. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks.

Options on Securities. The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the ability of the Advisor to predict future price fluctuations.

Each Fund may write (sell) call and put options on any security in which it may invest. These options may be listed on securities exchanges. Exchange-traded standard and FLEX options in the United States are issued and guaranteed by the Options Clearing Corporation (the "OCC"), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, removes the counterparty risk to every OCC-issued option transaction.

Each Fund receives a premium for each option it writes. The premium received reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.

All call and put options written by each Fund are covered (or secured). A written call option is typically covered by maintaining the securities subject to the option in a segregated account or by having the right to purchase the securities through an immediate conversion of the securities. A written call or put option may also be covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to the respective Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the respective Fund's net exposure on its written option position.

To seek to hedge or protect the Funds' portfolios against a decline in the value of the stocks the Funds own, the Funds may acquire put options. Purchasing put options gives a Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The value of a put option generally increases as stock prices decrease. A Fund will experience a loss related to the premium paid for a put option if the option expires unexercised.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration, or by effecting a closing purchase transaction.

There is no assurance a liquid secondary market will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the respective Fund may not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

Reasons for the absence of a liquid secondary market include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions, with respect to one or more options. These special procedures may limit liquidity.

The writer of an option lacks the ability to control when an option will be exercised. Although the Funds will generally only write options whose expiration dates are between one and four months from the date the option is written, it is not possible for the Funds to time the receipt of exercise notices. This prevents the Funds from receiving income on a scheduled basis and may inhibit the Funds from fully utilizing other investment opportunities.

For options except FLEX options, the OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock's recent trading history. For FLEX options, the counterparties negotiate the expiration dates and exercise prices. Option periods usually range from 30 days to 120 days but can have longer durations. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. The premium a Fund receives for writing an option reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.

Each Fund's overall return will, in part, depend on the ability of the Advisor to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Advisor's strategy in terms of stock selection. To assist the Advisor in selecting which options to write, the Advisor utilizes an in-house computer program called "OPTRACKER(R)", which assists in determining the net dollars and net percentage return a position may earn if a particular option is either assigned or expires.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which certain options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) which may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Advisor may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

Concentration and Lack of Diversification. Each Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended, (the "1940 Act"), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. Each Fund, however, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), to relieve each Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. The Code test applies at the end of each fiscal quarter, and generally requires that at least 50% of the value of each Funds' total assets be represented by the types of assets which satisfy the asset diversification requirement imposed by the 1940 Act. In addition, no more than 25% of the value of each Fund's assets may be invested in the securities of any one issuer. Under the 1940 Act, if a fund that is classified as "non-diversified" for purposes of the 1940 Act is in fact diversified for such purposes for a two-year period, it will revert to "diversified" status automatically. Stocks of particular issuers, or issuers in particular industries, may dominate the investment portfolios of each Fund which may adversely affect the performance of a Fund or subject it to greater price volatility than that experienced by more diversified investment companies.

                                OTHER STRATEGIES

Repurchase Agreements. The Funds may enter into repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, the Fund purchases securities with the understanding they will be repurchased by the seller at a set price on a set date. This allows the Fund to keep its assets at work but retain flexibility to pursue longer-term investments upon repurchase.

Repurchase agreements involve risks. For example, if a seller defaults, the Fund will suffer a loss if the proceeds from the sale of the collateral are below the repurchase price. If the seller becomes bankrupt, the Fund may be delayed or incur additional costs in selling the collateral. To help minimize risk, collateral must be held with the Fund's custodian at least equal to the repurchase price, including accrued interest.

Borrowing. Each Fund may borrow money in amounts up to 10% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 10% limit as provided by the "1940 Act (not to exceed 33 1/3% of the Fund's total assets) in order to meet redemption requests. This borrowing may be unsecured. The Fund will not make any additional purchases of securities at any time its borrowings exceed 10% of its assets. The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount it has borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three (3) days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund. Money borrowed will be subject to interest costs that may or may not be recovered by an appreciation of the securities purchased. The Fund may also be required to maintain average balances in connection with borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer securities owned by the Fund as collateral.

Investment Company Securities. Each Fund may invest in securities issued by other investment companies but intends to invest only in money market mutual funds as a temporary investment. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly. The Fund intends to limit its investments in securities issued by other investment companies so that immediately after a purchase of such securities is made: (1) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (2) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (3) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities generally include securities that cannot readily be sold within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Such securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1993, as amended, but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days.

Temporary Investments. To maintain cash for redemptions, distributions and temporary defensive purposes, each Fund may invest in money market mutual funds and in investment-grade short-term fixed income securities, including short-term U.S. government securities, negotiable certificates of deposit, commercial paper, banker's acceptances, and repurchase agreements.

Portfolio Turnover. The portfolio turnover rate for each Fund is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the long-term portfolio investments owned during the reporting period. The calculation excludes all options written by the Fund that expire in less than one year.

Under certain market conditions, the Fund's portfolio turnover rate is likely to be higher than that of other mutual funds. This would be the case, for example, if the Fund writes a substantial number of call options and the market prices of the underlying securities appreciate, causing the options to be exercised. The Funds may also engage in short-term trading (purchase and sale of security in a relatively brief period of time) in response to stock market conditions or changes in economic trends and developments. A 100% annual turnover rate would occur if all of the Fund's securities were replaced one time during a one-year period.

High rates of portfolio turnover (100% or more) entail certain costs, including possible increased taxable income for the Funds' shareholders. Also, the higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs, and other transaction costs incurred. The Advisor takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return. For the fiscal year ended February 28, 2003, the portfolio turnover for the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund, on an annualized basis, was 111.73%, 87.97% and 111.37%, respectively.

Other Investments. Subject to prior disclosure to shareholders, the Board of Trustees (the "Board") may, in the future, authorize the Funds to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. For each Fund, the following investment restrictions are considered fundamental, which means they may be changed only by approval of the holders of a majority of the respective Fund's outstanding shares, defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy, or (2) more than 50% of such Fund's outstanding shares.

1. A Fund may not purchase securities that would cause more than 25% of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. government securities are not considered part of any industry.

2. A Fund may not borrow money or issue senior securities, except to the extent provided by the 1940 Act.

3. A Fund may not make loans to other persons, except loans of securities not exceeding one-third of the Fund's total assets. For purposes of this limitation, investments in debt obligations and transactions in repurchase agreements shall not be treated as loans.

4. A Fund may not purchase, sell or invest in real estate, real estate investment trust securities, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

5.   A Fund may not invest in commodities or commodity futures contracts.

6. A Fund may not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act of 1933 when selling portfolio securities.


For purposes of determining whether the limitation discussed in restriction number 1 above is met, a Fund considers each issuer to be a member of the industry designated by its Standard Industry Classification ("SIC") code and will apply the 25% limitation on a SIC by SIC basis.

Non-Fundamental Investment Restrictions. For each Fund the following restrictions are imposed by management of the Funds and may be changed by the Board without shareholder approval at any time.

1. A Fund may not borrow money, except that a Fund may borrow money from banks for temporary or emergency purposes only, including the meeting of redemption requests which might require the untimely disposition of securities, and may use collateral for such borrowing. Such temporary borrowing may not exceed 10% of the value of the total assets of a Fund at the time of borrowing. In the event asset coverage for such borrowings falls below 300%, a Fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage.

2. A Fund may not invest more than 15% of its net assets in illiquid securities. A security is illiquid if it cannot be disposed of in seven days at a price approximately equal to the price at which a Fund is valuing the security. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit.

3. A Fund may not invest in a company for the purpose of exercising control or management of the company.

4. A Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with options will not constitute purchasing securities on margin.

5. A Fund may not invest its assets in securities of any other investment company, except as permitted by the 1940 Act. Under the 1940 Act, a Fund may acquire securities of other investment companies if, immediately after such acquisition, the Fund does not own in the aggregate (1) more than 3% of the total outstanding voting stock of such other investment company, (2) more than 5% of the value of the Fund's total assets of any one investment company, or (3) securities issued by such other investment company and all other investment companies having an aggregate value in excess of 10% of the value of the Fund's total assets.

Shareholders should understand that all investments involve risks and that there can be no guarantee against loss resulting from an investment in a Fund. Unless otherwise indicated, all percentage limitations governing the investments of the Fund apply only at the time of the investment.

                             MANAGEMENT OF THE TRUST

The Board is responsible for overseeing and monitoring the management of the Funds. The Board meets periodically throughout the year to oversee each Fund's operations, review contractual arrangements with companies that provide services to the Funds and review each Fund's performance. The Board elects the officers of the Trust to supervise actively its day-to-day operations.

The Trustees and officers of the Trust and their ages, addresses and principal occupations during the past five years are set forth below. Their titles may have varied during the five-year period.

                               TERM OF                                   NUMBER OF
                             OFFICE AND                                PORTFOLIOS IN
                              LENGTH OF                                FUND COMPLEX
  NAME, AGE, ADDRESS AND        TIME        PRINCIPAL OCCUPATION(S)     OVERSEEN BY        OTHER DIRECTORSHIPS/
   POSITION(S) WITH FUND       SERVED(1)    DURING PAST 5 YEARS           TRUSTEE      TRUSTEESHIPS HELD BY TRUSTEE(3)
   ---------------------       -------      -------------------           -------      -----------------------------

---------------------------------------------------------------------------------------------------------------------
                             DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------

Jeffrey Ira (48)              Since 1999  Partner and Certified            Three                   None
2471 E. Bayshore Road                     Public Accountant, C.G.
#501, Palo Alto, CA  94303                Uhlonberg LLP, a certified
Trustee                                   public accounting firm,
                                          from May 1984 to present;
                                          and City Councilman, Redwood
                                          City, CA, from November 1997
                                          to present.




                                       5





                               TERM OF                                   NUMBER OF
                             OFFICE AND                                PORTFOLIOS IN
                              LENGTH OF                                FUND COMPLEX
  NAME, AGE, ADDRESS AND        TIME        PRINCIPAL OCCUPATION(S)     OVERSEEN BY        OTHER DIRECTORSHIPS/
   POSITION(S) WITH FUND       SERVED(1)    DURING PAST 5 YEARS           TRUSTEE      TRUSTEESHIPS HELD BY TRUSTEE(3)
   ---------------------       -------      -------------------           -------      -----------------------------

---------------------------------------------------------------------------------------------------------------------
                             DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------

Ignatius J. Panzica (59)       Since 1999  Self-Employed from               Three                   None
2471 E. Bayshore Road                      November 1997 to present;
#501, Palo Alto, CA  94303                 Formerly, President and
Trustee                                    Chief Executive Officer of
                                           Custom Chrome, Inc., a
                                           supplier of motorcar parts
                                            and accessories, from May
                                           1969 to November 1997.



Stephen W. Player (62)         Since 1999  Associate Director of            Three                   None
2471 E. Bayshore Road                      Planned Giving, Stanford
#501, Palo Alto, CA  94303                 University, from August
Trustee                                    2000 to present; Formerly,
                                           Attorney and Owner, Law
                                           Offices of Stephen W.
                                           Player, from March 1994 to
                                           August 2000.

Kenneth D. Treece (58)         Since 1999  Chief Executive Officer,         Three       Director, Tiua, Inc., a
2471 E. Bayshore Road                      SBMC Corporation, a                          company selling home vacuum
#501, Palo Alto, CA  94303                 precision sheet metal                        sealing equipment.
Trustee                                    producer, from May 1996 to present;
                                           Formerly, Chief Executive Officer,
                                           The Gluers, a trade bindery, from
                                           August 1988 to August 1997.

----------------------------------------------------------------------------------------------------------------------
                              INTERESTED TRUSTEES(2)
----------------------------------------------------------------------------------------------------------------------

William H. Barnes (71)         Since 1999  President, Barnes, Stork &       Three       Director, Trinity Guardian
2471 E. Bayshore Road                      Associates, a registered                     Foundation, a firm which
#501, Palo Alto, CA  94303                 investment advisor, from                     manages assets in support of
Trustee                                    March 1975 to present.                       local charities, from January
                                                                                        1996 to present;
                                                                                        Director, Church of the Pioneers
                                                                                        Foundation, a firm which manages
                                                                                        assets in support of a local
                                                                                        church, from January 1985 to
                                                                                        present; and Director, Carmel
                                                                                        Public Library Foundation, a firm
                                                                                        raising funds in support of a
                                                                                        local library, from July 1999 to
                                                                                        present.



                                  6

                               TERM OF                                   NUMBER OF
                             OFFICE AND                                PORTFOLIOS IN
                              LENGTH OF                                FUND COMPLEX
  NAME, AGE, ADDRESS AND        TIME        PRINCIPAL OCCUPATION(S)     OVERSEEN BY        OTHER DIRECTORSHIPS/
   POSITION(S) WITH FUND       SERVED(1)    DURING PAST 5 YEARS           TRUSTEE      TRUSTEESHIPS HELD BY TRUSTEE(3)
   ---------------------       -------      -------------------           -------      -----------------------------

---------------------------------------------------------------------------------------------------------------------
                              INTERESTED TRUSTEES(2)
---------------------------------------------------------------------------------------------------------------------

Richard D. Stanley (70)        Since 1999  Corporate Trainer, Kelmoore          Three                 None
2471 E. Bayshore Road                      Investment Company, Inc., an
#501, Palo Alto, CA  94303                 investment advisor, from
Chairman and Trustee                       September 2000 to present and
                                           President of Naranja, Inc.,
                                           an investment and consulting
                                           corporation, from October
                                           1994 to present.


Matthew Kelmon (34)            Since 1999  Senior Executive Vice                Three                 None
2471 E. Bayshore Road                      President of Trading,
#501, Palo Alto, CA  94303                 Kelmoore Investment Company,
President and Chief                        Inc., an investment advisor,
Executive Officer,                         from April 1994 to present;
Trustee                                    Formerly, an Account
                                           Executive, M.L. Stern & Co.,
                                           Inc., a bond dealer, from
                                           June 1993 to April 1994.
--------------------------------------------------------------------------------------------------------------------------
                                        EXECUTIVE OFFICER(S) WHO ARE NOT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------

Tamara Beth Heiman (32)        Since 1999  Senior Executive Vice                 N/A                     N/A
2471 E. Bayshore Road                      President and Director of
#501, Palo Alto, CA  94303                 Marketing,
Secretary and Treasurer                    Kelmoore Investment Company,
                                           Inc., an investment advisor,
                                           from March 1999 to present;
                                           Formerly, Vice President of
                                           Investment Advisory Services,
                                           Josephthal & Co., a NYSE
                                           broker/dealer, from August
                                           1997 to March 1999 and Vice
                                           President, Director of Asset
                                           Management, First Allied Securities,
                                           a national independent broker/dealer,
                                           from August 1994 to March 1999.

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

(1) Each Trustee holds office for life or until his/her successor is duly elected and qualified or the Trust terminates. Each officer holds office until his/her successor is elected and qualified.

(2) Messrs. Barnes, Stanley and Kelmon are considered "interested persons" of the Trust because each is an employee and/or officer of the Advisor. Messrs. Stanley and Barnes are considered "interested persons" of the Trust because they own shares of the Advisor.

(3) Includes all directorships of publicly held companies and all trusteeships. If the individual serves as a trustee/director for an investment company, the number of portfolios is indicated if there are more than two.

COMMITTEES

The Board of Trustees has a Nominating Committee, comprised of Messrs. Barnes and Player. The Nominating Committee is responsible for the selection and nomination of disinterested Trustees. During the fiscal year ended February 28, 2003, there were no meetings of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders.

The Board of Trustees has an Audit Committee, comprised of Messrs. Ira, Panzica, and Treece. The Audit Committee makes recommendations to the Board regarding the selection of auditors and confers with the independent auditors regarding the scope and results of the audit. During the fiscal year ended February 28, 2003, there were two meetings of the Audit Committee.

SECURITY AND OTHER INTERESTS

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund of the Trust and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2002.

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                       DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND OF THE        TRUSTEE WITHIN THE FAMILY OF
NAME OF TRUSTEE                                TRUST                                    INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
William H. Barnes                               None                                            None

Richard D. Stanley          $10,001 - $50,000 in Kelmoore Strategy(R)Fund                  $10,001 - $50,000

Matthew Kelmon                                  None                                            None

DISINTERESTED TRUSTEES
----------------------
Jeffrey Ira                   $1 - $10,000 in Kelmoore Strategy(R)Fund                       $1 - $10,000

Lisa Ann McCarthy*                              None                                            None

Ignatius J. Panzica         $10,001 - $50,000 in Kelmoore Strategy(R)Fund                  $10,001 - $50,000

Stephen W. Player           $10,001 - $50,000 in Kelmoore Strategy(R)Fund                  $10,001 - $50,000

Kenneth D. Treece                               None                                            None


* Ms. McCarthy resigned as a Disinterested Trustee of the Trust on January 3, 2003.

The following table sets forth, for the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, the value of securities that the Trustee or their immediate family members owned beneficially or of record, as of

December 31, 2002, in the Trust's Advisor or Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor.

                                NAME OF OWNERS AND                       TITLE OF      VALUE OF
NAME OF TRUSTEE                 RELATIONSHIPS TO TRUSTEE    COMPANY      CLASS         SECURITIES   PERCENT OF CLASS
-----------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
----------------------
Jeffrey Ira                                                                               None

Ignatius J. Panzica                                                                       None

Stephen W. Player                                                                         None

Kenneth D. Treece                                                                         None


COMPENSATION. The table that follows sets forth the compensation paid to Trustees of the Trust for the fiscal year ended February 28, 2003. The Trust does not compensate the officers for the services they provide. Each Trustee of the Fund who is not an affiliated person of the Advisor or Distributor, as defined in the 1940 Act, receives an annual retainer of $8,000 per year (payable in equal installments at the end of each quarter) plus reimbursement for certain travel and other out-of-pocket expenses incurred with attending such meetings. The Trust does not have any retirement plan for the Trustees.

                                                        PENSION OR                               TOTAL COMPENSATION
                                  AGGREGATE         RETIREMENT BENEFITS     ESTIMATED ANNUAL    FROM TRUST AND FUND
      NAME OF PERSON          COMPENSATION FROM     ACCRUED AS PART OF       BENEFITS UPON        COMPLEX PAID TO
       AND POSITION                 TRUST             TRUST EXPENSES           RETIREMENT            TRUSTEES*
--------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
William H. Barnes                    None                  None                   None                  None

Richard D. Stanley                   None                  None                   None                  None

Matthew Kelmon                       None                  None                   None                  None

DISINTERESTED TRUSTEES
----------------------
Jeffrey Ira                         $8,000                 None                   None                 $8,000

Ignatius J. Panzica                 $8,000                 None                   None                 $8,000

Stephen W. Player                   $8,000                 None                   None                 $8,000

Kenneth D. Treece                   $8,000                 None                   None                 $8,000


* The total amount compensated to the Trustees for their service on the Trust's Board and the Board of any other investment company in the fund complex.

A former Trustee, Lisa Ann McCarthy received $6,000 in compensation for her services as a Disinterested Trustee of the Trust for the fiscal period ended January 3, 2003 when Ms. McCarthy resigned as a Disinterested Trustee of the Trust. As of April 7, 2003, the Officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Funds.

As of April 7, 2003, Kelmoore Investment Company owned less than 5% of the shares of the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund.

As of April 7, 2003, the following persons owned of record or beneficially 5% or more of the voting securities of a particular Fund. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders:

THE KELMOORE STRATEGY(R) LIBERTY FUND - CLASS C

SHAREHOLDER                                                   PERCENTAGE OWNED
-----------                                                   ----------------

MERRILL LYNCH PIERCE FENNER AND SMITH INC.                            9.52%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FL.
JACKSONVILLE, FL 32246

Investment Advisor. The Trust has employed Kelmoore Investment Company, Inc. (the "Advisor") as its investment advisor. The Advisor, an SEC registered investment advisor organized in 1992, also manages the Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund, series of a mutual fund whose shares are available only through the purchase of a variable annuity contract or variable life insurance policy issued through a separate account of insurance companies and through qualified retirement plans. As of June 9, 2003, the Advisor managed approximately $____ million of assets, consisting of brokerage accounts and the assets of the Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund. Ralph M. Kelmon is the Chief Executive Officer and Chairman of the Board of the Advisor. Through his ownership and voting control of more than 25% of the outstanding shares of the Advisor, Mr. Kelmon is considered to control the Advisor. Mr. Kelmon is the father of Matthew Kelmon, the President and primary portfolio manager for the Funds.

The Advisor manages each Fund's investments consistent with its investment objectives, policies, and limitations. The Advisor also makes recommendations with respect to other aspects and affairs of the Fund. The Advisor also furnishes the Funds with certain administrative services, office space and equipment. All other expenses incurred in the operation of the Funds are borne by the Funds. The Advisor also supervises the provision of services by third parties such as the Funds' transfer agent and custodian. Under the Investment Advisory Agreement, the Advisor will not be liable for any error of judgment or mistake of fact or law or for any loss by the Funds in connection with the performance of the Investment Advisory Agreement, except a loss from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Investment Advisory Agreement.

For providing investment advisory and other services and assuming certain Fund expenses, each Fund pays the Advisor a monthly fee at the annual rate of 1.00% of the value of the Fund's average daily net assets. The Advisor has contractually agreed to waive advisory fees and reimburse certain expenses of the Kelmoore Strategy(R) Fund for the period ending June 30, 2004, so that the total operating expenses for this period will not exceed 2.00% for Class A and 2.75% for Class C. The Advisor has also contractually agreed to waive advisory fees and reimburse certain expenses of the Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund for the period ending June 30, 2004, so that the total operating expenses of each Fund will not exceed 2.25% for Class A shares and 3.00% for Class C shares. Additionally, for the Kelmoore Strategy(R) Eagle Fund's and the Kelmoore Strategy(R) Liberty Fund's initial fiscal year ended February 28, 2001, the Advisor voluntarily agreed to waive its fees and reimburse expenses so that each Fund's annual operating expenses will not exceed 2.25% for Class A shares and 3.00% for Class C shares. Each waiver and reimbursement described above is subject to reimbursement by the applicable Fund within the following three years, to the extent such reimbursement by a Fund would not cause its total operating expenses to exceed any current expense limitation. The Advisor has also agreed to reimburse all expenses incurred in connection with the organization of the Funds, subject to recoupment described above.

For the fiscal year ended February 28, 2003, the Advisor earned and waived the amounts indicated below with respect to its advisory services to the Funds.


============================================================================================================
                                                                         ADVISORY               NET
                                                    GROSS ADVISORY         FEES              ADVISORY
                      FUND                           FEES EARNED          WAIVED           FEES RECEIVED
============================================================================================================
KELMOORE STRATEGY(R)FUND                               $1,887,108          $      0           $1,887,108
------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)EAGLE FUND                         $  469,488          $ 59,216           $  410,272
------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)LIBERTY FUND                       $  253,941          $ 76,822           $  177,119
------------------------------------------------------------------------------------------------------------
TOTALS                                                 $2,610,537          $136,038           $2,474,499
                                                       ==========          ========           ==========
------------------------------------------------------------------------------------------------------------

For the fiscal year ended February 28, 2002, the Advisor earned and waived the amounts indicated below with respect to its advisory services to the Funds.

============================================================================================================
                                                                         ADVISORY               NET
                                                    GROSS ADVISORY         FEES              ADVISORY
                      FUND                           FEES EARNED          WAIVED           FEES RECEIVED
============================================================================================================
KELMOORE STRATEGY(R)FUND                               $2,853,201         $     0              $2,853,201
------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)EAGLE FUND                            318,527               0                 318,527
------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)LIBERTY FUND                           84,551          84,551                       0
------------------------------------------------------------------------------------------------------------
TOTALS                                                 $3,256,279         $84,551              $3,171,728
                                                       ==========         =======              ==========
------------------------------------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, the Advisor earned and waived the amounts indicated below with respect to its advisory services to the Funds.


============================================================================================================
                                                                         ADVISORY               NET
                                                    GROSS ADVISORY         FEES              ADVISORY
                      FUND                           FEES EARNED          WAIVED           FEES RECEIVED
============================================================================================================
KELMOORE STRATEGY(R)FUND                               $2,356,358         $      0         $2,356,358
------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)EAGLE FUND*                           128,201          128,201                  0
------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)LIBERTY FUND**                          4,191            4,191                  0
------------------------------------------------------------------------------------------------------------
TOTALS                                                 $2,488,750         $132,392         $2,356,358
                                                       ==========         ========         ==========
------------------------------------------------------------------------------------------------------------

  * Commenced Operations June 29, 2000.
 ** Commenced Operations December 26, 2000.

From May 3, 1999 (inception) through February 29, 2000, the Kelmoore Strategy(R) Fund paid the Advisor $491,388 in advisory fees and reimbursed the Advisor $164,136 in expenses incurred in connection with the organization of the Fund.

As part of the Trust's organization, the Kelmoore Strategy(R) Fund issued 10,000 shares of beneficial interest at $10.00 per share in a private placement to the Advisor.

The Investment Advisory Agreement (the "Agreement") for the Kelmoore Strategy(R) Fund was initially approved by the Board, including a majority of the Trustees who are not "interested persons" of the Fund, on March 22, 1999. The Board approved the same Agreement for Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund on May 8, 2000 and August 14, 2000, respectively. The Agreement was reapproved by the Board on February 19, 2003. The Agreement, as it applies to each Fund, is for a term of one year and continues in effect from year to year thereafter if such continuance is approved annually by the Board or by a vote of a majority of the outstanding shares of the respective Fund, and, in either case, by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party to the Agreement, voting in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without penalty by the Board, by vote of a majority of the outstanding shares of the respective Fund or by the Advisor, upon sixty days' written notice. The Agreement terminates automatically if assigned. In reapproving the Agreement, the Board considered the following factors: the Funds' performance, the nature and quality of services provided by the Advisor to the Trust, the reasonableness of overall compensation paid by the Funds, the Advisor's personnel and operations, the Advisor's financial condition, the level and method of computing each Fund's management fee, comparative fee and expense information for each Fund, the profitability of the Trust to the Advisor, the indirect profits to the Advisor attributable to the existence of the Trust, the effect of each Fund's growth and size on the Fund's performance and expenses and any conflicts of interest.

Pursuant to the Agreement and subject to the supervision of the Trustees of the Trust, the Advisor shall (1) provide a continuous investment program for each Fund; (2) determine from time to time which securities or other investments shall be purchased, sold or exchanged and what portions of each Fund shall be held in the various securities or other investments or cash and (3) take such steps as are necessary to implement an overall investment plan for each Fund. The Advisor may delegate any or all of its responsibilities to one or more sub-advisors, subject to the approval of the Board. The day-to-day operations of the Funds are delegated by the Board to the Advisor's officers and service providers. All contractual arrangements with service providers must be approved by the Board and the Board determines that each contract, including its terms and the quality of the services provided, are in the best interest of the Funds. The Board also evaluates the quality and cost of these services and the Board determines that quality services are being provided upon terms that are fair to shareholders.

Code of Ethics. To mitigate the possibility that the Funds will be adversely affected by the personal trading of employees, the Funds, the Advisor and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Code contains policies restricting trading in securities (including securities that may be purchased or held by the Funds' portfolios) in personal trading accounts of Trustees and others who normally come into possession of information on portfolio transactions. The Code requires all access persons to obtain prior clearance before engaging in personal securities transactions and contains other restrictions applicable to specified types of transactions. All employees must report their personal securities transactions within 10 days after the end of the calendar quarter. Any material violation of the Code relating to the Fund is reported to the Board. The Board also reviews the administration of the Code on an annual basis.

Expenses. In addition to fees of the Advisor, each Fund is responsible for payment of the following, including, but not limited to: fees and expenses of disinterested Trustees (including any independent counsel to the disinterested Trustees); fees and expenses for independent audits and auditors; legal fees; interest expenses; fees and commissions; taxes; insurance premiums; charges of administrators, custodians and transfer agents or other service providers; bookkeeping expenses; and costs of obtaining quotations for portfolio securities and the pricing of Fund shares.

Name. The word "Kelmoore" is used by the Trust with the Advisor's consent, and the Trust has a non-exclusive license to use the name "Kelmoore Strategy(R)" and the word "Kelmoore" in the name of any Fund. If the Advisor ceases to be the investment advisor of the Funds, the Advisor may require the Trust and the Funds to delete the word "Kelmoore" from their names and cease to otherwise use the word "Kelmoore."

                                 OTHER SERVICES

The Distributor. Kelmoore Investment Company, Inc., 2471 East Bayshore Road, Suite 501, Palo Alto, CA 94303 (the "Distributor") serves as the distributor (principal underwriter) of each Fund's shares, which are offered on a continuous basis.

The Distributor serves as the principal distributor of the Funds' shares pursuant to a Distribution Agreement with the Funds. The Distribution Agreement is renewable annually provided its renewal is approved by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of parties to the Distribution Agreement and who have no direct or indirect financial interest in the Distribution Agreement or any related distribution plan. The Distribution Agreement may be terminated at any time, without the payment of a penalty, on sixty days written notice by the Distributor, by the non-interested Trustees or by the vote of the holders of the lesser of: (a) 67% of the Trust's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Trust. The Distribution Agreement automatically terminates if it is assigned. The Distributor does not receive any fee or other compensation under the Distribution Agreement other than fees it receives in accordance with the Distribution Plan described below.

Shares of the Funds may also be sold by selected broker-dealers, which have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of the shares of the Funds, which are continually offered at net asset value, next determined. The Distributor may pay extra compensation to financial services firms selling large amounts of Fund shares. This compensation is calculated as a percentage of Fund shares sold by the firm.

Distribution Plan. The Trust has adopted a distribution plan dated February 18, 2000, as amended August 14, 2000, in accordance with Rule 12b-1 under the 1940 Act for the Class A shares of the Funds (the "Class A Plan") and the Class C shares of the Funds (the "Class C Plan", collectively, the "Plans"). The initial sole shareholder of the Kelmoore Strategy(R) Fund approved the Plans on March 25, 1999. The initial sole shareholder of the Kelmoore Strategy(R) Eagle Fund approved the Plans on June 28, 2000. The initial sole shareholder of the Kelmoore Strategy(R) Liberty Fund approved the Plans on December 26, 2000. The Plans permit the Funds to pay the Distributor for its services related to sales and distribution of shares and provision of ongoing services to Fund shareholders.

Under the Class A Plan, each of the Funds shall reimburse the Distributor for payments to dealers or others, a monthly fee not to exceed 0.25% per annum of the average daily net assets of the Class A shares.

Under the Class C Plan, (a) each of the Funds shall reimburse the Distributor a monthly fee not to exceed 0.75% per annum of the average daily net assets of the Class C shares; and (b) in addition to the amounts described in (a) above, each Fund shall reimburse the Distributor for payments to dealers or others, a monthly fee not to exceed 0.25% per annum of the average daily net assets of the Class C shares, as a service fee.

The fees payable under the Class A Plan and section (a) of the Class C Plan shall be used to reimburse the Distributor for any expenses primarily intended to result in the sale of each Fund's shares, including, but not limited to: payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance, payments made for the preparation, printing and distribution of advertisements and sales literature, and payments made for printing and distributing prospectuses and shareholder reports to other than existing shareholders of the Funds.

The fees payable under section (b) of the Class C Plan, shall be used to reimburse the Distributor for any expenses for personal service and/or the maintenance of shareholder accounts, including, but not limited to: payments made to broker-dealers of other financial institutions and industry professionals for providing administrative support services to the holders of the Funds' shares.

All such expenses covered by the Plans shall be deemed incurred whether paid directly by the Distributor or by a third party to the extent reimbursed therefor by the Distributor.

The Distributor provides the Board for their review, on a quarterly basis, a written report of the amounts expended under the Plans.

The Plans are subject to annual approval by the Board. The Plans are terminable at any time, without penalty, by a vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding shares of each of the Funds. The Plan was last approved by the Board on February 19, 2003. Pursuant to the Plans, a new Trustee who is not an interested person (as defined in the 1940
Act) must be nominated by existing Trustees who are not interested persons. Any change in the Plans that would materially increase the cost of a Plan to the Funds require shareholder approval; otherwise, the Plans may be amended in a material way by Trustees and the non-interested Trustees at a meeting called for the purpose of voting on any amendment.

Although there is no obligation for the Funds to pay expenses incurred by the Distributor in excess of payments made to the Distributor under the Plans, if a Plan is terminated, the Trustees will consider how to treat such expenses. All distribution expenses in excess of the fee rates provided for in the Plans may be carried forward and resubmitted in a subsequent fiscal year provided that (1) distribution expenses cannot be carried forward for more than three years following initial submission; and (2) the non-interested Trustees determine at the time of initial submission that the distribution expenses are appropriate to be reimbursed. Distribution expenses will be paid on a first-in, first-out basis.

Because amounts paid pursuant to the Plans are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plans. None of the non-interested Trustees has a financial interest in the operation of either Plan.

The Plans were adopted because of their anticipated benefit to the Funds. These anticipated benefits include: increased promotion and distribution of the Fund's shares, an enhancement in the Funds' ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, and greater flexibility in achieving investment objectives.

For the fiscal year ended February 28, 2003, the Kelmoore Strategic Trust - Class A shares paid fees under its Rule 12b-1 Plan consisting of payments of approximately: $- 0 - for advertising; $- 0 - for printing and mailing of prospectuses; $- 0 - for compensation to the Distributor; $290,119 for compensation to broker-dealers; and $- 0 - for compensation to sales personnel. For the fiscal year ended February 28, 2003, the Kelmoore Strategic Trust - Class C shares paid fees under its Rule 12b-1 Plan consisting of payments of approximately: $- 0 - for advertising; $- 0 - for printing and mailing of prospectuses; $- 0 - for compensation to the Distributor; $1,450,062 for compensation to broker-dealers; and $- 0 - for compensation to sales personnel.

The aggregate dollar amounts of sales charges for Class A shares for the fiscal years ending February 28, 2001, 2002 and 2003 were $3,483,636, $3,853,466 and
$1,867,411, respectively. The amounts retained by the Distributor, with respect to the sales charges for Class A shares, for the fiscal years ending February 28, 2001, 2002 and 2003 were $403,213, $462,245 and $235 221, respectively.

For the fiscal year ended February 28, 2003, the Distributor received the amount indicated below with respect to its commissions and other compensation received.

====================================================================================================================
                                           NET UNDERWRITING    COMPENSATION ON
                                             DISCOUNTS AND      REDEMPTIONS AND        BROKER            OTHER
      NAME OF PRINCIPAL UNDERWRITER           COMMISSIONS         REPURCHASES        COMMISSIONS      COMPENSATION
====================================================================================================================
KELMOORE INVESTMENT COMPANY, INC.              $235,039              $0                 $182               $0
--------------------------------------------------------------------------------------------------------------------

Transfer Agent. PFPC Inc. ("PFPC"), located at 760 Moore Road, King of Prussia, PA 19406, provides transfer agency and dividend disbursing agent services for the Trust. As part of these services, PFPC maintains records pertaining to the sale and redemption of Fund shares and will distribute the Funds' cash dividends to shareholders.

Administrative Services. PFPC also serves as the administrator for the Trust. The services include the day-to-day administration of matters necessary to the Funds' operations, maintenance of its records and books, preparation of reports, and assistance with compliance monitoring of its activities.

For the fiscal year ended February 28, 2003, PFPC earned and waived the amounts indicated below with respect to its administrative services to the Funds.

================================================================================================================
                                                         GROSS           ADMINISTRATIVE             NET
                                                     ADMINISTRATIVE           FEES            ADMINISTRATIVE
                      FUND                            FEES EARNED            WAIVED            FEES RECEIVED
================================================================================================================
KELMOORE STRATEGY(R)FUND                                $173,384                $0                $173,384
----------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)EAGLE FUND                            68,782                 0                  68,782
----------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)LIBERTY FUND                          37,448                 0                  37,448
----------------------------------------------------------------------------------------------------------------
TOTALS                                                  $279,614                $0                $279,614
                                                        ========                                   ========
----------------------------------------------------------------------------------------------------------------

For the fiscal year ended February 28, 2002, PFPC earned and waived the amounts indicated below with respect to its administrative services to the Funds.

================================================================================================================
                                                         GROSS           ADMINISTRATIVE             NET
                                                     ADMINISTRATIVE           FEES            ADMINISTRATIVE
                      FUND                            FEES EARNED            WAIVED            FEES RECEIVED
================================================================================================================
KELMOORE STRATEGY(R)FUND                                 $223,782               $0                $223,782
----------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)EAGLE FUND                             46,802                0                  46,802
----------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)LIBERTY FUND                           25,569                0                  25,569
----------------------------------------------------------------------------------------------------------------
TOTALS                                                   $296,153               $0                $296,153
                                                         ========                                 ========
----------------------------------------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, PFPC earned and waived the amounts indicated below with respect to its administrative services to the Funds.


================================================================================================================
                                                         GROSS           ADMINISTRATIVE             NET
                                                     ADMINISTRATIVE           FEES            ADMINISTRATIVE
                      FUND                            FEES EARNED            WAIVED            FEES RECEIVED
================================================================================================================
KELMOORE STRATEGY(R)FUND                                 $189,307               $0                $189,307
----------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)EAGLE FUND*                            26,499                0                  26,499
----------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)LIBERTY FUND**                          4,000                0                   4,000
----------------------------------------------------------------------------------------------------------------
TOTALS                                                   $219,806               $0                $219,806
                                                         ========                                 ========
----------------------------------------------------------------------------------------------------------------

  * Commenced Operations June 29, 2000.
 ** Commenced Operations December 26, 2000.

Accounting Services. PFPC also serves as the accounting agent for the Fund and maintains the accounting books and records of the Fund, calculates the Funds' net asset value in accordance with the provisions of the Fund's current Prospectus and prepares for the Fund approval and use various government reports, tax returns, and proxy materials.

For the fiscal year ended February 28, 2003, PFPC earned and waived the amounts indicated below with respect to its accounting services to the Funds.


============================================================================================================
                                                        GROSS           ACCOUNTING              NET
                                                   ACCOUNTING FEES         FEES             ACCOUNTING
                      FUND                              EARNED            WAIVED           FEES RECEIVED
============================================================================================================
KELMOORE STRATEGY(R)FUND                               $ 77,018              $0              $ 77,018
------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)EAGLE FUND                           54,930               0                54,930
------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)LIBERTY FUND                         47,011               0                47,011
------------------------------------------------------------------------------------------------------------
TOTALS                                                 $178,959              $0              $178,959
                                                       ========                              ========
------------------------------------------------------------------------------------------------------------

For the fiscal year ended February 28, 2002, PFPC earned and waived the amounts indicated below with respect to its accounting services to the Funds.


============================================================================================================
                                                        GROSS           ACCOUNTING              NET
                                                   ACCOUNTING FEES         FEES             ACCOUNTING
                      FUND                              EARNED            WAIVED           FEES RECEIVED
============================================================================================================
KELMOORE STRATEGY(R)FUND                               $ 81,808              $0               $ 81,808
------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)EAGLE FUND                           45,422               0                 45,422
------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)LIBERTY FUND                         42,460               0                 42,460
------------------------------------------------------------------------------------------------------------
TOTALS                                                 $169,690              $0               $169,690
                                                       ========                               ========
------------------------------------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, PFPC earned and waived the amounts indicated below with respect to its accounting services to the Funds.


============================================================================================================
                                                        GROSS           ACCOUNTING              NET
                                                   ACCOUNTING FEES         FEES             ACCOUNTING
                      FUND                              EARNED            WAIVED           FEES RECEIVED
============================================================================================================
KELMOORE STRATEGY(R)FUND                               $ 68,042              $0               $ 68,042
------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)EAGLE FUND*                          27,986               0                 27,986
------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)LIBERTY FUND**                        7,000               0                  7,000
------------------------------------------------------------------------------------------------------------
TOTALS                                                 $103,028              $0               $103,028
                                                       ========                               ========
------------------------------------------------------------------------------------------------------------

  * Commenced Operations June 29, 2000.
 ** Commenced Operations December 26, 2000.

Custodian and Custody Administrator. PFPC Trust Company, the Eastwick Center, 8800 Tinicum Boulevard, Philadelphia, PA 19153, is custodian of the Funds' assets pursuant to a custodian agreement. Under the custodian agreement, PFPC Trust Company (1) maintains an account or accounts in the name of the Funds separate from the accounts of any other customer and from PFPC Trust Company's own accounts, (2) holds and transfers portfolio securities on account of the Funds, (3) accepts receipts and make disbursements of money on behalf of the Funds, (4) collects and receives all income and other payments and distributions on account of the Funds' securities and (5) makes periodic reports to the Trustees concerning the Funds' operations.

Independent Accountants. The accounting firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, has been designated as independent accountants for the Trust. PricewaterhouseCoopers LLP performs annual audits of the Funds, is periodically called upon to provide accounting and tax advice, and provides assistance and consultation in connection with the review of certain SEC filings.

Legal Counsel. Sutherland, Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2415 serves as legal counsel for the Trust and the independent Trustees.

          PURCHASES, REDEMPTIONS AND DELIVERY OF SHAREHOLDER DOCUMENTS

Redemptions in Kind. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Funds may limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000 or (2) 1% of the net asset value of the Fund at the beginning of such period. In the case of requests for redemptions in excess of such amount, the Trustees reserve the right to make payments in whole or in part in securities or other assets in case of an emergency, or any time a cash distribution would impair the liquidity of the Funds to the detriment of existing shareholders. If the recipient sold such securities, a brokerage charge might be incurred.

Telephone Instructions. Neither the Funds nor PFPC will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, PFPC will use procedures that are considered reasonable. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. All telephone conversations with PFPC will be recorded.

Systematic Withdrawal Plan. Shareholders who own $5,000 or more of a Fund's shares, valued at the Fund's current net asset value, and who wish to receive periodic payments from their account(s) may establish a Systematic Withdrawal Plan by completing an application provided for this purpose. Participants in this plan will receive monthly, quarterly, semi-annual, or annual checks in the amount designated. The minimum withdrawal amount is $100. This amount may be changed at any time. Dividends and capital gains distributions on a Fund's share in the Systematic Withdrawal Plan are automatically reinvested in additional shares at net asset value. Payments are made from proceeds derived from the redemption of Fund shares owned by the participant. The redemption of shares will result in a gain or loss that is reportable by the participant on its income tax return, if the participant is a taxable entity.

Redemptions required for payments may reduce or use up the participant's investment, depending upon the size and frequency of withdrawal payments and market fluctuations. Accordingly, Systematic Withdrawal Plan payments cannot be considered as yield or income on the investment.

PFPC, as agent for the participant, may charge for services rendered to participants. No such charge is currently assessed, but such a charge may be instituted by PFPC upon written notice to participants. The plan may be terminated at any time without penalty upon written notice by the participants, the Funds, or PFPC.

Delivery of Shareholder Documents: To reduce expenses, we mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free (877) 328-9456 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

                                    VALUATION

The Funds' securities are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Advisor under procedures approved by the Board of Trustees. Equity securities traded on any U.S. or foreign exchange are valued at the last sale price on the exchange or system in which they are principally traded on the valuation date. Securities for which the primary market is the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If there is no sale on the valuation date, securities traded principally: (1) on a U.S. exchange are valued at the mean between the closing bid and asked prices; and (2) on a foreign exchange are valued at the most recent closing price. Equity securities that are traded in the over-the-counter market only, but are not included in the NASDAQ, are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Exchange traded options are valued at the last sale price in the market where such options are principally traded or, if no sale occurs, at the mean between the last bid and asked price. Debt securities with a remaining maturity of sixty days or more are valued using a pricing service if such prices are believed to accurately represent market value. Debt securities and money market instruments with a remaining maturity of less than sixty days are valued at amortized cost. Valuations may be obtained from independent pricing services approved by the Board.

When the Funds write a put or call option, it records the premium received as an asset and equivalent liability, and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding paragraph.

                                      TAXES

Below is a summary of certain material U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This summary does not purport to deal with all aspects of federal income taxation relevant to shareholders in light of their particular circumstances. This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Funds. Each of the Funds intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, in general, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (1) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies). If a Fund qualifies as a regulated investment company and distributes annually in a timely manner at least 90% of its investment company taxable income (which includes, among other items, dividends, interests, and net short-term capital gains) (the "90% distribution requirement"), it will not be required to pay federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) that it distributes to its shareholders. A Fund will be required to pay federal income tax at its regular corporate rates on any amount of its investment company taxable income and net capital gain not distributed to shareholders. In addition, if a Fund fails to satisfy certain additional distribution requirements, it may also be subject to a nondeductible 4% federal excise tax on certain undistributed earnings of regulated investment companies. To avoid this 4% federal excise tax, a Fund must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and
(3) any income not distributed in prior years. Each Fund generally will endeavor to distribute to its shareholders substantially all of its investment company taxable income and net capital gain, if any, for each taxable year so that it will not incur any significant federal income or excise taxes on its earnings.

If a Fund fails to satisfy the 90% distribution requirement or otherwise fails to qualify as a regulated investment company, it will be required to pay federal income tax at the regular corporate rates on all of its income and capital gains regardless of any amounts distributed to its shareholders. In addition, all of its distributions will constitute ordinary income to its shareholders to the extent of the Fund's earnings and profits. (In contrast, as discussed below, if a Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, a portion of its dividends properly designated as capital gain dividends may be treated as long-term capital gains by its shareholders.)

The remainder of this summary assumes that each Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement for each taxable year.

Options. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund will realize a gain (or a loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option will be extinguished. Any such gain or loss generally will be a short-term capital gain or loss for federal income tax purposes. If a call option that the Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchases upon exercise of the option. If the Fund exercises a put option purchased by it, and the underlying security is sold, the proceeds from such sale will be reduced by the amount of the premium paid to acquire such put option, and the Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security). If a put option purchased by the Fund is not exercised and expires, or if the Fund effects a closing sale transaction, the Fund will realize a capital loss (or a capital gain in the case of a closing sale transaction where the proceeds exceed the original premium paid), which capital loss (or gain) will be long-term or short-term, depending on the holding period of the put option. The Fund's transactions in options may be subject to other special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.

Distributions. Distributions of investment company taxable income (i.e., net investment income plus net short-term capital gain) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or reinvested in Fund shares. Dividends paid by the Funds to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Funds from U.S. corporations, may be eligible, subject to certain limitations, for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Funds, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Funds, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Funds just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Dispositions. Upon a redemption or sale of shares of the Funds, a shareholder will realize a taxable gain or loss , which will be measured by the difference between the shareholder's adjusted basis in the shares redeemed or sold and the proceeds received from the redemption or sale. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such capital gain or loss will generally be a long-term capital gain or loss if the shareholder held the shares redeemed or sold for more than one year; otherwise, such gain or loss will generally be a short-term capital gain or loss. Any loss realized on a redemption or sale of Fund shares will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the redemption or sale of such shares. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding. The Funds generally will be required to withhold federal income tax at a rate of 30% ("backup withholding") from dividends, capital gain distributions, and redemption proceeds paid to a shareholder if (1) the shareholder fails to furnish the Funds with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be refunded or credited against the shareholder's federal income tax liability, if any, provided the correct information is provided to the IRS.

Other Taxation. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

                                    BROKERAGE

The Funds place substantially all their securities transactions, including transactions involving options, through Kelmoore Investment Company, Inc. (the "Advisor"), a registered broker-dealer ("Kelmoore"), in accordance with procedures set forth in Rule 17e-1 under the 1940 Act. These procedures, which have been adopted by the Board of Trustees, including a majority of the non-interested Trustees, are reasonably designed to provide that any commissions, fees or other compensation paid to Kelmoore (or any affiliate) are fair and reasonable when compared to commissions, fees and other compensation received from other firms who engage in comparable transactions. The Funds will not deal with Kelmoore (or any affiliate) in any transaction in which the Advisor (or any affiliate) acts as principal, except in accordance with rules promulgated by the Securities and Exchange Commission. For the fiscal year ended February 28, 2003, the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund paid $_________, $_________ and $_______, respectively, in brokerage commissions to Kelmoore which constitutes ___% of the commissions paid by each Fund. For the fiscal year ended February 28, 2002, the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund paid $__________, $_________ and $_______, respectively, in brokerage commissions to Kelmoore which constitutes ___% of the commissions paid by each Fund. For the fiscal year ended February 28, 2001, the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund paid $_________, $_______ and $______, respectively, in brokerage commissions to Kelmoore which constitutes ___% of the commissions paid by each Fund.

The Advisor uses non-affiliated brokers, dealers, or members of a securities exchange to clear portfolio transactions on behalf of the Funds and, like Kelmoore, such firms may receive commissions for executing the Funds' securities transactions. In effecting the purchase or sale of portfolio securities through non-affiliated brokers, dealers or members of an exchange, the Trust's policy is for the Advisor to seek execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission charged, if the rate is reasonable in relation to brokerage and research services provided to the Trust or the Advisor by such member, broker or dealer. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Advisor may use brokerage and research services provided to it by brokers and dealers in servicing all its clients. For the Funds' fiscal years ended February 28, 2003, 2002 and 2001, Kelmoore paid $______, $______ and $______, respectively, in brokerage commissions to non-affiliated brokers for clearing services, on behalf of the Funds, which constitutes _____%, _____% and _____%, respectively, of the commissions paid by each Fund.

The Advisor currently manages private accounts that employ investment strategies similar to those used by the Funds. At times, investment decisions may be made to purchase or sell the same security for the Funds and one or more of the other clients advised by the Advisor.

                          SHARES OF BENEFICIAL INTEREST

There are no conversion or preemptive rights, nor are there cumulative voting rights, in connection with any shares of the Funds. Each of the Funds' shares has equal voting rights. Each shareholder receives one vote for each share of the Funds owned, and each fractional share is entitled to a proportionate fractional vote. Each issued and outstanding share of a class of the Funds is entitled to participate equally in dividends and distributions declared and in the net assets of the Funds upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. Under Delaware law, shareholders are liable for the obligations of the Fund only to the extent of their investment in the Fund.

All issued and outstanding shares of the Funds will be fully paid and non-assessable and will be redeemable at net asset value per share. The interests of shareholders in the Fund are maintained in the record books of the Funds, and no share certificate or certificates are issued.

The authorized capitalizations of each of the Funds consist of an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Board has authorized three series with two classes of shares issued currently. The Board has authority, without necessity of a shareholder vote, to create any number of new series or classes of shares at any time in the future. The establishment and offering of additional funds will not alter the rights of the Trust's shareholders.

Unless otherwise required by the 1940 Act, the Trust is not required and does not intend to hold regular annual shareholder meetings. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Funds to hold a special meeting of shareholders for purposes of removing a Trustee. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Funds' outstanding shares. In addition, the Board of Trustees has agreed to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders. Special shareholder meetings may also be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract.

                           CALCULATION OF PERFORMANCE

From time to time, each Fund may advertise its yield and total return. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. No representation can be made regarding future yields or returns.

The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The "total return" or "average annual total return" of a Fund reflects the change in the value of an investment in a Fund over a stated period of time. Total returns and average annual returns measure both the net investment income from and any realized or unrealized appreciation or depreciation of a Fund's holdings for a stated period and assume that the entire investment is redeemed at the end of each period and the reinvestment of all dividends and capital gain distributions.

The yield of a Fund will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by a share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income reflects amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of a Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's shares and to the relative risks associated with the investment objective and policies of such Fund.

Calculation of Total Return:
----------------------------
Each quotation of average annual total return will be computed by finding the average annual compounded rate of return over that period which would equate the value of an initial amount of $1,000 invested in a Fund equal to the ending redeemable value, according to the following formula:

                                         n
                                 P(T + 1)  = ERV

Where: P= a hypothetical initial payment of $1,000, T= average annual total return, n = number of years, and ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the period at the end of the period for which average annual total return is being calculated assuming a complete redemption. The calculation of average annual total return assumes the deduction of the maximum sales charge, if any, from the initial investment of $1,000, assumes the reinvestment of all dividends and distributions at the price stated in the then effective Prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts assuming such Fund's average account size.

A Fund, may also advertise aggregate total return in addition to average annual total return. Aggregate total return is a measure of the change in value of an investment in a Fund over the relevant period and is calculated similarly to average annual total return except that the result is not annualized.

For the following periods ended February 28, 2003, the average annual total returns for the Funds were as follows:

====================================================================================
FUND                                                   1 Year       Since Inception
====================================================================================
Kelmoore Strategy(R)Fund Class A(1)                    (25.68)%         (15.65)%
------------------------------------------------------------------------------------
Kelmoore Strategy(R)Fund Class C(2)                    (22.04)%         (12.86)%
------------------------------------------------------------------------------------
Kelmoore Strategy(R)Eagle Fund Class A(3)              (30.05)%         (39.95)%
------------------------------------------------------------------------------------
Kelmoore Strategy(R)Eagle Fund Class C(3)              (26.12)%         (39.01)%
------------------------------------------------------------------------------------
Kelmoore Strategy(R)Liberty Fund Class A(4)            (25.96)%         (18.75)%
------------------------------------------------------------------------------------
Kelmoore Strategy(R)Liberty Fund Class C(4)            (22.11)%         (17.13)%
------------------------------------------------------------------------------------

         (1) Commenced operations on October 25, 1999.
         (2) Commenced operations on May 3, 1999.
         (3) Commenced operations on June 29, 2000.
         (4) Commenced operations on December 26, 2000.

The performance figures above reflect voluntary fee waivers and expense reimbursements. Absent such fee waivers and expense reimbursements, the yield and total returns of the Kelmoore Strategy(R) Funds would have been lower.

Calculation of Total Return After Taxes on Distributions
--------------------------------------------------------
Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), that would equate the initial amount invested to the ending value, according to the following formula:
                                         n
                                P (1 + T)  = ATV
                                                D
(where P = a hypothetical initial payment of $l,000, T = the average annual total return (after taxes on distributions), n = the number of years, and ATVD = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year period (or fractional portion)), after taxes on fund distributions but not after taxes on redemption.

For the following periods ended February 28, 2003, the average annual total return after-tax on distributions for the Funds were as follows:

====================================================================================
FUND                                                   1 Year       Since Inception
====================================================================================
Kelmoore Strategy(R)Fund Class A(1)                    (26.33)%         (18.62)%
------------------------------------------------------------------------------------
Kelmoore Strategy(R)Fund Class C(2)                    (22.75)%         (16.19)%
------------------------------------------------------------------------------------
Kelmoore Strategy(R)Eagle Fund Class A(3)              (31.10)%         (42.25)%
------------------------------------------------------------------------------------
Kelmoore Strategy(R)Eagle Fund Class C(3)              (27.25)%         (41.35)%
------------------------------------------------------------------------------------
Kelmoore Strategy(R)Liberty Fund Class A(4)            (27.96)%         (21.56)%
------------------------------------------------------------------------------------
Kelmoore Strategy(R)Liberty Fund Class C(4)            (24.24)%         (20.01)%
------------------------------------------------------------------------------------

         (1) Commenced operations on October 25, 1999.
         (2) Commenced operations on May 3, 1999.
         (3) Commenced operations on June 29, 2000.
         (4) Commenced operations on December 26, 2000.

The performance figures above reflect voluntary fee waivers and expense reimbursements. Absent such fee waivers and expense reimbursements, the yield and total returns of the Kelmoore Strategy(R) Funds would have been lower.

Calculation of Total Return After Taxes on Distributions and Redemption
-----------------------------------------------------------------------
Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), that would equate the initial amount invested to the ending value, according to the following formula:

                                        n
                               P (1 + T)  = ATV
                                               DR

(where P = a hypothetical initial payment of $l,000, T = the average annual total return (after taxes on distributions and redemption), n = the number of years, and ATVDR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion)), after taxes on fund distributions and redemption.

For the following periods ended February 28, 2003, the average annual total return after-tax on distributions and redemption for the Funds were as follows:

====================================================================================
FUND                                                   1 Year       Since Inception
====================================================================================
Kelmoore Strategy(R)Fund Class A(1)                    (15.76)%         (12.66)%
------------------------------------------------------------------------------------
Kelmoore Strategy(R)Fund Class C(2)                    (13.53)%         (10.59)%
------------------------------------------------------------------------------------
Kelmoore Strategy(R)Eagle Fund Class A(3)              (18.45)%         (28.56)%
------------------------------------------------------------------------------------
Kelmoore Strategy(R)Eagle Fund Class C(3)              (16.03)%         (27.96)%
------------------------------------------------------------------------------------
Kelmoore Strategy(R)Liberty Fund Class A(4)            (15.89)%         (15.64)%
------------------------------------------------------------------------------------
Kelmoore Strategy(R)Liberty Fund Class C(4)            (13.52)%         (14.43)%
------------------------------------------------------------------------------------

         (1) Commenced operations on October 25, 1999.
         (2) Commenced operations on May 3, 1999.
         (3) Commenced operations on June 29, 2000.
         (4) Commenced operations on December 26, 2000.

The performance figures above reflect voluntary fee waivers and expense reimbursements. Absent such fee waivers and expense reimbursements, the yield and total returns of the Kelmoore Strategy(R) Funds would have been lower.

At any time in the future, yields and total return may be higher or lower than past yields and total return and there can be no assurance that any historical results will continue. Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields and total return will vary.

Comparing Performance. The performance of a Fund may periodically be compared with that of other mutual funds or broad groups of comparable mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) and financial and business publications and periodicals. In addition, a Fund's performance may be compared with unmanaged indices of various investments for which reliable performance data is available. These may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The performance of a Fund may also be compared in various publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, or Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the United States. A Fund may use the long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets.

A Fund may also quote financial and business publications and periodicals, such as SMART MONEY, as they relate to Trust management, investment philosophy, and investment techniques. A Fund may also quote from time to time various measures of volatility and benchmark correlations in advertising and may compare these measures with those of other mutual funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                              FINANCIAL STATEMENTS

Reports to Shareholders. The audited financial statements and notes thereto for the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund contained in the Annual Report to Shareholders dated February 28, 2003, are incorporated by reference into this Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein.

KELMOORE STRATEGIC TRUST
PART C - OTHER INFORMATION

Item 23. EXHIBITS:

(a)(1) Certificate of Trust dated December 1, 1998 -- Incorporated by reference to the Initial Registration Statement as filed with the SEC on December 21, 1998.

(a)(2) Agreement and Declaration of Trust as amended March 22, 1999 -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(b) By-Laws as amended March 22, 1999 -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(c)      Instruments Defining Rights of Security Holders -- not applicable.

(d)(1) Investment Advisory Agreement dated March 22, 1999 -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(d)(2) Schedule I of the Investment Advisory Agreement as amended May 8, 2000 -- Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC on June 28, 2000.

(d)(3) Schedule I of the Investment Advisory Agreement as amended August 14, 2000 -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC on October 12, 2000.

(e)(1) Distribution Agreement dated March 22, 1999 -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(e)(2) Schedule A of Distribution Agreement as amended May 8, 2000 -- Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC on June 28, 2000.

(e)(3) Schedule A of Distribution Agreement as amended August 14, 2000 -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC on October 12, 2000.

(f)      Bonus or Profit Sharing Contracts -- none.

(g)(1)   Custodian Services Agreement dated April 30, 2003 is filed herewith.

(h)(1) Services Agreement dated May 3, 1999 -- Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on August 25, 1999.

(h)(2) Schedule A of the Services Agreement as amended May 8, 2000 -- Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC on June 28, 2000.

(h)(3) Amendment No. 2 to the Services Agreement -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC on October 12, 2000.

(h)(4) Amendment dated July 24, 2002 to the Services Agreement dated May 3, 1999 between the Registrant and PFPC Inc. (formerly, First Data Investor Services Group, Inc.) is filed herewith.

(i)(1) Legal Opinion dated March 30, 1999 -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(i)(2) Legal Opinion dated June 26, 2000 -- Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC on June 28, 2000.

(j)(1) Consent of PricewaterhouseCoopers LLP, independent auditors, is filed herewith.

(j)(2) Consent of Sutherland Asbill & Brennan LLP, Trust Counsel, is filed herewith.

(k)      Omitted Financial Statements -- not applicable.

(l) Initial Capital Agreements dated March 25, 1999 -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(m)(1) Rule 12b-1 Plan of Distribution and Service Plan for Class C Shares dated October 24, 1999, as amended August 14, 2000 -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC on October 12, 2000.

(m)(2) Rule 12b-1 Plan of Distribution Plan for Class A Shares dated October 24, 1999, as amended August 14, 2000 -- Incorporated by reference to Post-Effective

         Amendment No. 5 to the Registration Statement as filed with the SEC on October 12, 2000.

(n) Rule 18f-3 Plan dated October 24, 1999, as amended August 14, 2000 -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC on October 12, 2000.

(o)(1) Powers of Attorney dated November 13, 2000 are incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement as filed with the SEC on December 26, 2000.

(p) Code of Ethics of the Trust, the Advisor and the Distributor -- Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC on June 28, 2002.

Item 24. Persons Controlled by or under Common Control with Registrant. -- Not Applicable.

Item 25. Indemnification.

         The Agreement and Declaration of Trust (Article IV, Section 3) of the Trust provides that, in the event a Trustee, officer, employee or agent of the Trust is sued for his or her activities concerning the Trust, the Trust will indemnify that person to the fullest extent permitted by law except if that person has been found by a court or body before which the proceeding was brought to have acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

         The Registrant has purchased Errors and Omissions insurance with Directors and Officers liability coverage.

Item 26. Business and Other Connections of the Investment Advisor.

         Kelmoore Investment Company, Inc. (the "Advisor"), is primarily engaged in the brokerage and investment advisory business. The Advisor serves as investment advisor to the Funds and to Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund, series of a mutual fund whose shares are available only through the purchase of a variable annuity contract or variable life insurance policy issued through a separate account of an insurance company.

         For information as to any other business, vocation or employment of a substantial nature in which each director or officer of the Advisor has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee, please refer to the Advisor's Form ADV (File #801-53123) filed with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, and incorporated herein by reference.

Item 27. Principal Underwriters.

         (a) Kelmoore also serves as the distributor of the shares of the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund, each series of an open-end investment management company, Kelmoore Strategic Trust, and Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund, mutual funds available only through the purchase of a variable annuity contract or variable life insurance policy issued through a separate account of an insurance company. Kelmoore also currently acts as the principal underwriter for Kelmoore Covered Writing Fund, K2 LP, a California Limited Partnership.

         (b) The following table sets forth information concerning each director and officer of Kelmoore.


Name and Principal         Positions and Offices              Positions and Offices
Business Address*          with Kelmoore                      with Registrant
-----------------          -------------                      ---------------
Richard D. Stanley         Vice President, Corporate          Chairman and Trustee
                           Training

Ralph M. Kelmon            Chairman of the Board and                   None
                           Chief Executive Officer

Michael Romanchak          Director and Senior Executive               None
                           Vice President of Insurance Products

David R. Moore             Director                                    None

David M. Bowen             Director                                    None

A. Duncan King             Director                                    None

Norman H. Moore, Jr.       Executive Vice President-          Compliance Officer
                           and Compliance Officer

Norman H. Moore            Director                                    None

Lisa A. McCarthy           Director                                    None

Matthew Kelmon             Director and Senior                  President and Trustee
                           Executive Vice President
                           of Trading

Scott Rodde                Director                                    None



Name and Principal         Positions and Offices              Positions and Offices
Business Address*          with Underwriter                   with Registrant
-----------------          ----------------                   ---------------
Tamara Beth Heiman         Director and Senior                Secretary and Treasurer
                           Executive Vice President of
                           Operations and Marketing

Shawn K. Young             Director, Treasurer and Chief               None
                           Financial Officer

*All addresses are 2471 East Bayshore Road, Suite 501, Palo Alto, CA 94303 unless otherwise indicated.

         (c)      Not applicable.

Item 28. Location of Accounts and Records.

         The accounts, books, or other documents required to be maintained by
         Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by the Advisor, 2471 East Bayshore Road, Suite 501, Palo Alto, California 94303; by the Trust's Administrator, Transfer Agent, and Fund Accounting Agent, PFPC, 760 Moore Road, King of Prussia, PA 19406-0903; and by the Trust's Custodian, PFPC Trust Company, The Eastwick Center, 8800 Tinicum Boulevard, Philadelphia, PA 19153.

Item 29. Management Services. Not Applicable.

Item 30. Undertakings. Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 9 to its Registration Statement under the Securities Act of 1933 and Amendment No. 10 to its Registration Statement under the Investment Company Act of 1940 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto and State of California on the 29th day of April, 2003.


                                      KELMOORE STRATEGIC TRUST
                                      (Registrant)

                                      /s/ Matthew Kelmon
                                      ------------------------------
                                      By:  Matthew Kelmon, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement of the Kelmoore Strategic Trust has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                           TITLE                        DATE

/s/ Matthew Kelmon                  President and                April 29, 2003
--------------------------          and Trustee
Matthew Kelmon

/s/ Tamara Beth Heiman              Secretary, Treasurer and     April 29, 2003
---------------------------         Chief Financial Officer
Tamara Beth Heiman

*William H. Barnes                  Trustee                      April 29, 2003
------------------
William H. Barnes

*Richard D. Stanley                 Trustee                      April 29, 2003
-------------------
Richard D. Stanley

*Jeffrey Ira                        Trustee                      April 29, 2003
------------------
Jeffrey Ira

*Kenneth D. Treece                  Trustee                      April 29, 2003
------------------
Kenneth D. Treece

*Ignatius J. Panzica                Trustee                      April 29, 2003
--------------------
Ignatius J. Panzica

*Stephen W. Player                  Trustee                      April 29, 2003
------------------
Stephen W. Player

*By:  /s/ Matthew Kelmon
      ------------------
         Matthew Kelmon,
         as Attorney-in-Fact

                            KELMOORE STRATEGIC TRUST

                            EXHIBIT INDEX TO PART "C"
                                       OF
                             REGISTRATION STATEMENT




Exhibit No.       Description
-----------       -----------

  (g)(1)          Custodian Services Agreement

  (h)(4)          Amendment to the Services Agreement

  (j)(1)          Consent of PricewaterhouseCoopers LLP

  (j)(2)          Consent of Sutherland Asbill & Brennan LLP





















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